                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                               UBS CASHFUND INC.
                                UBS INDEX TRUST
                              UBS INVESTMENT TRUST
                                UBS MONEY SERIES
                          UBS MANAGED MUNICIPAL TRUST
                             UBS MASTER SERIES INC.
                       UBS MUNICIPAL MONEY MARKET SERIES
                         UBS PACE SELECT ADVISORS TRUST
                            UBS RMA MONEY FUND, INC.
                          UBS RMA TAX-FREE FUND, INC.
                                UBS SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[UBS GLOBAL ASSET MANAGEMENT LOGO]

                                   UBS Funds

                              51 West 52nd Street
                         New York, New York 10019-6114

                                                               November 21, 2005

Dear Shareholder:

    Enclosed is a joint proxy statement ("proxy statement") asking you to vote in favor of a proposal for the election of directors or trustees, as applicable ("Board Members"), for your Fund. Special meetings of the shareholders of your Fund and of several other Funds within the UBS fund complex will be held on December 21, 2005 to consider this proposal and to transact any other business that may properly come before the special meetings.

    In the past, when we have solicited proxies for your Fund, we may have enclosed a proxy statement directed solely to the shareholders of your Fund. This time, however, shareholders of several Funds within the UBS fund complex are being asked to approve the same proposal with respect to the election of Board Members, and most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save your Fund money and to promote efficiency, one joint proxy statement has been prepared for all of these Funds. This may also save time for investors owning shares of more than one Fund.

    This proxy statement contains detailed information about the proposal, and we recommend that you read it carefully. We have also attached a "Questions and Answers" section that we hope will assist you in evaluating the proposal.

    We have not retained a proxy solicitor to assist us in the proxy solicitation process, the collection of proxies, or any necessary follow-up. However, we have retained Computershare Fund Services ("Computershare") to facilitate voting by each Fund's shareholders. Accordingly, Computershare staff will be available at the numbers listed below to answer any questions you may have regarding this proxy statement. Additionally, Computershare has agreed to provide us the use of its secure Web site for proxy voting purposes.

    Thank you for your attention to this matter and for your continuing investment in the Funds. If you have any questions regarding this proxy statement, please call 1-866-483 4030 (from within the United States). (Please do not use this number to vote by telephone.) Shareholders calling from outside the United States should call the following number, collect, instead:
1-212-805 7309.

                                 Sincerely,

                                 [GRAPHIC]
                                 W. Douglas Beck
                                 President
                                 UBS Funds

A single proxy card covering each of your Funds is enclosed along with the proxy statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote (i) by telephone by calling 1-866-241 6192 from within the United States (shareholders calling from outside the United States should call collect to the following US number 1-212-805 7309 or (ii) over the internet at https//vote.proxy-direct.com. The Board of each of your Funds recommends that you vote "FOR" each proposal.

                             QUESTIONS AND ANSWERS

Q:................................................  WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:................................................  The purpose of this proxy solicitation is to ask you to vote on the election of eight members of
                                                    the Board of Directors or Trustees, as applicable
                                                    (the "Boards"), of UBS Cashfund Inc., UBS Index
                                                    Trust, UBS Investment Trust, UBS Money Series, UBS
                                                    Managed Municipal Trust, UBS Master Series Inc.,
                                                    UBS Municipal Money Market Series, UBS RMA Money
                                                    Fund, Inc., UBS RMA Tax-Free Fund, Inc., UBS
                                                    Series Trust and UBS PACE Select Advisors Trust
                                                    (each a "Company" and together the "Companies"),
                                                    whose terms will be effective beginning December
                                                    21, 2005 or, in the event of postponement or an
                                                    adjournment or adjournments of the special
                                                    meetings of shareholders (the "Meeting"), such
                                                    later date as shareholder approval is obtained.

I.................................................  BOARD PROPOSAL

Q:................................................  WHY AM I BEING ASKED TO VOTE FOR BOARD MEMBERS?

A:................................................  Over the course of the past several years, several members of each Fund's Board (each, a "Board
                                                    Member") have ceased to serve as Board Members due
                                                    to retirement, resignation, or death. Each Board
                                                    currently has six Board Members, only five of whom
                                                    are standing for re-election. Each Board is
                                                    seeking to expand in size and is currently
                                                    proposing for election eight nominees, seven of
                                                    whom would be "Non-Interested Board Members."
                                                    ("Non-Interested Board Members" are those Board
                                                    Members who are not "interested persons" of the
                                                    Companies, as that term is defined in the
                                                    Investment Company Act of 1940, the primary
                                                    Federal statute regulating funds.)

Q:................................................  HOW WERE THE NOMINEES CHOSEN?

A:................................................  Each Company's Nominating and Corporate Governance
                                                    Committee, which is responsible for reviewing and
                                                    making recommendations to the Board with respect
                                                    to the composition of the Board, recommended that
                                                    the Board expand in size to eight Board Members,
                                                    recognizing that two current Board Members will
                                                    retire from the Board in 2006 pursuant to the
                                                    Board's current mandatory retirement age policy.
                                                    The Boards considered the long-term welfare of the
                                                    Companies and determined that expanding the size
                                                    of the Boards would enhance the Boards'
                                                    supervisory capabilities over the Companies. Each
                                                    Nominating and Corporate Governance Committee then
                                                    reviewed with the Board the requisite skills and
                                                    criteria for new Board Members, and, in
                                                    consultation with legal counsel for the
                                                    Non-Interested Board Members, conducted a search
                                                    for candidates for Board membership. Each
                                                    Nominating and Corporate Governance Committee
                                                    selected and recommended, and each Company's Board
                                                    approved, the nominees to stand for election.
Q:................................................  IF THE BOARD PROPOSAL IS APPROVED BY SHAREHOLDERS,
                                                    HOW MANY BOARD MEMBERS WILL SIT ON THE BOARD?
A:................................................  If all nominees are elected, each Company's Board will consist initially of eight Board Members.
                                                    Five of these individuals currently serve as Board
                                                    Members; three will be new to each Company's
                                                    Board. During 2006, two of the eight proposed
                                                    Board Members are expected to retire, reducing the
                                                    number of Board Members to six.
Q.................................................  WILL THE PROPOSALS BEING VOTED UPON INCREASE
                                                    ADVISORY FEES?
A.................................................  No. The advisory and administrative fees charged to each Fund are not being voted upon.
                                                    Shareholders are being asked to elect Board
                                                    Members, not change advisory contracts or fees.

Q:................................................  WILL THE PROPOSED CHANGES RESULT IN HIGHER FUND
                                                    EXPENSES?
A:................................................  Each Fund's expenses will increase by a relatively immaterial amount. Each Non-Interested Board
                                                    Member receives compensation from the Funds he or
                                                    she oversees in the form of an annual retainer and
                                                    a fee for each Board or Board Committee meeting
                                                    actually attended. The Chairman of the Board and
                                                    the Chairperson of each of the Audit Committee and
                                                    the Nominating and Corporate Governance Committee
                                                    each receive an additional annual retainer fee
                                                    associated with his or her position. These fees
                                                    are allocated among all Funds overseen by the
                                                    Board Member.
                                                    Each Company's Board currently has four
                                                    Non-Interested Board Members. If all the nominees
                                                    are elected, each Company's Board will initially
                                                    consist of eight Board Members, seven of whom will
                                                    be Non-Interested Board Members. Accordingly, the
                                                    cost to each Fund of Non-Interested Board Member
                                                    compensation will increase if all nominees are
                                                    elected. The amount of this increase to an
                                                    individual Fund is expected to be relatively
                                                    immaterial.
II................................................  GENERAL QUESTIONS
Q:................................................  WHAT ARE THE BOARDS' RECOMMENDATIONS?
A:................................................  Each Company's Board recommends that all shareholders vote "FOR" the nominees for the
                                                    Board.
Q:................................................  HOW CAN I VOTE?
A:................................................  You can vote in any one of four ways:
                                                    -  Through the internet by going to
                                                    https://vote.proxy-direct.com;
                                                    -  By telephone, with a toll free call to
                                                    1-866-241 6192;
                                                    -  By mail, with the enclosed proxy card; or
                                                    -  In person at the Meeting.
                                                    We encourage you to vote over the Internet or by
                                                    telephone, using the voting control number that
                                                    appears on your proxy card. These voting methods
                                                    will save your Fund money. Whichever method you
                                                    choose, please take the time to read the proxy
                                                    statement before you vote.
Q:................................................  I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY
                                                    CARD?
A:................................................  Please see the instructions at the end of the
                                                    Notice of Special Meeting of Shareholders, which
                                                    is attached.

Q:................................................  I PLAN TO VOTE BY TELEPHONE. HOW DOES TELEPHONE
                                                    VOTING WORK?
A:................................................  To vote by telephone, please call toll free
                                                    1-866-241 6192 from within the United States and
                                                    follow the instructions provided during your call.
                                                    (Shareholders calling from outside the United
                                                    States should call collect to the following US
                                                    number: 1-212-805 7309.)
Q:................................................  I PLAN TO VOTE THROUGH THE INTERNET. HOW DOES
                                                    INTERNET VOTING WORK?
A:................................................  To vote through the internet, please log on to
                                                    https://vote.proxy-direct.com and follow the
                                                    instructions on the internet voting Web site.
Q:................................................  WHOM SHOULD I CALL WITH QUESTIONS?
A:................................................  If you have any additional questions about the proxy statement or the upcoming Meeting, please
                                                    call Computershare Fund Services ("Computershare")
                                                    toll free at 1-866-483 4030 (from within the
                                                    United States). If you are calling from outside
                                                    the United States, please call 1-212-805 7309
                                                    instead.
Q:................................................  WHY AM I RECEIVING PROXY INFORMATION FOR FUNDS
                                                    THAT I DO NOT OWN?
A:................................................  Since shareholders of all of the Funds are being asked to approve the same proposal--the election
                                                    of Board Members--most of the information that
                                                    must be included in a proxy statement for your
                                                    Fund needs to be included in a proxy statement for
                                                    the other Funds as well. Therefore, in order to
                                                    save money and to promote efficiency, one proxy
                                                    statement has been prepared for all of the Funds.
                                                    This may also save you time if you own shares of
                                                    more than one Fund, as many shareholders do.
Q:................................................  WHAT IS THE RELATIONSHIP BETWEEN THE VOTING
                                                    FACILITATOR, COMPUTERSHARE, AND THE FUND?
A:................................................  The voting facilitator is an independent firm that specializes in proxy mailings. It will respond to
                                                    questions on how to register a vote, but will make
                                                    no "outbound" calls and will not use personal
                                                    information about shareholders for any purposes
                                                    not connected with the Meetings.

     THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT
                    THE PROPOSAL. PLEASE READ IT CAREFULLY.

                               UBS CASHFUND INC.
                                UBS INDEX TRUST
                              UBS INVESTMENT TRUST
                                UBS MONEY SERIES
                          UBS MANAGED MUNICIPAL TRUST
                            UBS MASTER SERIES, INC.
                       UBS MUNICIPAL MONEY MARKET SERIES
                         UBS PACE SELECT ADVISORS TRUST
                            UBS RMA MONEY FUND, INC.
                          UBS RMA TAX-FREE FUND, INC.
                                UBS SERIES TRUST
                                ----------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                        to Be Held on December 21, 2005
                                ----------------

TO THE SHAREHOLDERS:

    Special meetings ("Meetings") of the holders of shares of beneficial interest or common stock of each of the above-listed companies or trusts ("Companies") will be held at 51 West 52nd Street, on the 16th Floor of the CBS Building, New York, New York 10019-6028, on December 21, 2005, at the times listed below, for the following purposes:

    Matters to be voted upon by Shareholders of all Companies:

    Proposal 1:

    ..................................................  To elect eight (8) members of the Company's Board of Directors or Trustees, as applicable (each, a
                                                        "Board Member" and, collectively, the "Board"), to
                                                        serve until their successors are duly elected and
                                                        qualified or until they retire, resign or are
                                                        earlier removed; such terms to be effective
                                                        beginning December 21, 2005 or, in the event of a
                                                        postponement or an adjournment or adjournments of
                                                        the special meeting of shareholders, such later
                                                        date as shareholder approval is obtained.

    Proposal 2:

    ..................................................  To transact such other business as may properly come before the Meetings or any adjournment
                                                        thereof.

    You are entitled to vote at the special meetings, and at any postponements or adjournments thereof, of each Company in which you owned shares at the close of business on November 7, 2005. Please execute and return promptly in the enclosed envelope the accompanying proxy card, which is being solicited by the Boards, or vote your shares by telephone or the internet. Returning your proxy promptly is important to ensure a quorum at the meeting and to save the expense of further mailings. You may revoke your proxy at any time before it is exercised by (i) the subsequent execution and submission of a revised proxy,
(ii) giving a written notice of revocation to the Company/Companies, or
(iii) voting in person at the Meeting.

Company                                             Time of Meeting
-------                                             ---------------
UBS Cashfund Inc..................................       9:00
UBS Index Trust...................................       9:30
UBS Investment Trust..............................       10:00
UBS Money Series..................................       10:30
UBS Managed Municipal Trust.......................       11:00
UBS Master Series, Inc............................       11:30
UBS Municipal Money Market Series.................       12:00
UBS RMA Money Fund, Inc...........................       12:30
UBS RMA Tax-Free Fund, Inc........................       1:00
UBS Series Trust..................................       1:30
UBS PACE Select Advisors Trust....................       2:00

    This notice and related proxy material are first being mailed to shareholders of the Companies on or about November 22, 2005.

                                 By Order of Each Company's Board,

                                 Mark F. Kemper
                                 VICE PRESIDENT AND SECRETARY
                                 OF EACH COMPANY

November 21, 2005
51 West 52nd Street
New York, New York 10019-6114

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

 To secure the largest possible representation at the meeting, please mark your proxy card, sign it, and return it in the postage paid envelope provided (unless you are voting by telephone or via the internet). If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" all of the proposals indicated on the cards. If you prefer, you may instead vote by telephone or via the internet. To vote in this manner, you should refer to the directions below.

 To vote via the internet, please access https://vote.proxy-direct.com and follow the on-screen instructions.

 To vote by telephone, please call 1-866-241 6192 from within the United States (shareholders calling from outside the United States should call collect to the following US number 1-212-805 7309 instead), and follow the recorded instructions.

 You may revoke your proxy at any time at or before the meeting.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                               Valid Signature
------------                                               ---------------
Corporate Accounts
  (1) ABC Corp....................................  ABC Corp.
                                                    John Doe, Treasurer
  (2) ABC Corp....................................  John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer...........  John Doe
  (4) ABC Corp. Profit Sharing Plan...............  John Doe, Trustee
Partnership Accounts
  (1) The XYZ Partnership.........................  Jane B. Smith, Partner
  (2) Smith and Jones, Limited Partnership........  Jane B. Smith, General Partner
Trust Accounts
  (1) ABC Trust Account...........................  Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/18/98.........  Jane B. Doe
Custodial or Estate Accounts
  (1) John B. Smith, Cust. f/b/o
    John B. Smith Jr. UGMA/UTMA...................  John B. Smith
  (2) Estate of John B. Smith.....................  John B. Smith, Jr., Executor

                               UBS CASHFUND INC.
                                UBS INDEX TRUST
                              UBS INVESTMENT TRUST
                                UBS MONEY SERIES
                          UBS MANAGED MUNICIPAL TRUST
                            UBS MASTER SERIES, INC.
                       UBS MUNICIPAL MONEY MARKET SERIES
                         UBS PACE SELECT ADVISORS TRUST
                            UBS RMA MONEY FUND, INC.
                          UBS RMA TAX-FREE FUND, INC.
                                UBS SERIES TRUST

                              51 West 52nd Street
                         New York, New York 10019-6114
                                ----------------

                                PROXY STATEMENT
        Special Meetings of Shareholders to Be Held on December 21, 2005
                                ----------------

    This joint proxy statement ("Proxy Statement") is being furnished to holders of shares of beneficial interest and common stock of the above-listed companies or trusts ("Companies") in connection with the solicitation by their respective Boards of proxies to be used at special meetings of shareholders to be held on December 21, 2005 at the times listed in Appendix A, at 51 West 52nd Street, on the 16th Floor of the CBS Building, New York, New York 10019-6028, or at any postponement, adjournment or adjournments thereof ("Meetings"). This Proxy Statement will first be mailed to Shareholders on or about November 22, 2005.

    Each Company is composed of one or more separate series or funds, each of which is referred to herein as a "Fund." When the context makes it appropriate, each Company that does not have separate series or funds is also referred to herein as a "Fund." Each Company is an investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and is organized either as a Massachusetts business trust, a Delaware statutory trust or a Maryland corporation, as described in Exhibit B. The terminology used by the Companies varies, but for simplicity and clarity each Fund's shares of beneficial interest or common stock are referred to as "Shares," and the holders of the Shares as "Shareholders"; each Company's board of trustees or directors is referred to as a "Board" and trustees and directors are referred to as "Board Members"; and each Company's declaration of trust or articles of incorporation is referred to as its "Charter." A listing of the shorthand names that are used in this Proxy Statement to refer to each Fund or Company is set forth in Exhibit C.

    The Meeting is being held to consider and vote on the following matters, as indicated below and described more fully herein:

    Proposal 1:

    ..................................................  To elect eight (8) Board Members to serve until their successors are duly elected and qualified or
                                                        until they retire, resign or are earlier removed;
                                                        such terms to be effective beginning December 21,
                                                        2005 or, in the event of a postponement or an
                                                        adjournment or adjournments of the special meeting
                                                        of shareholders, such later date as shareholder
                                                        approval is obtained.

    Proposal 2:

    ..................................................  To transact such other business as may properly come before the Meetings or any adjournment
                                                        thereof.

    UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as investment advisor (or manager) and administrator to all of the Funds with the exception of Cashfund, RMA New York, RMA California, RMA New Jersey, RMA Money Market, RMA U.S. Government, Retirement Money, and RMA Tax-Free, for which UBS Financial Services Inc. is the investment advisor and administrator, and UBS Global AM is the sub-advisor and sub-administrator. UBS Global AM is the principal underwriter for each Fund.

    The principal business office and address of UBS Global AM is 51 West 52nd Street, New York, New York 10019-6114, and the principal business office and address for UBS Financial Services Inc. is 1285 Avenue of the Americas, New York, New York 10019-6028. For a complete list of the Advisors and Sub-Advisors for each Fund, see Exhibit D. Both UBS Global AM and UBS Financial Services Inc. (together, "Management") are indirect wholly-owned subsidiaries of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich and Basel, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

                               VOTING INFORMATION

    Shareholders of record at the close of business on November 7, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The number of Shares of each class of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit B to this Proxy Statement.

    Quorum. For each of Index Trust, Master Series, Money Series, and PACE Select, the presence, in person or by proxy, of one-third of the Shares of the Company outstanding and entitled to vote on the Record Date will constitute a quorum for the transaction of business at its Meeting. For each of Investment Trust and Municipal Money, the presence, in person or by proxy, of thirty percent (30%) of the Shares outstanding and entitled to vote on the Record Date will constitute a quorum for the transaction of business at its Meeting. For each other Company, the presence, in person or by proxy, of a majority of Shares of the Company outstanding and entitled to vote on the Record Date will constitute a quorum for the transaction of business at its Meeting.

    Required Vote for the Election of Board Members. The proposal for the election of Board Members will be approved if a plurality of the votes cast are cast in favor of the proposed Board Members, provided that a quorum is present.

    In the event that a quorum with respect to a Proposal is not present at the Meeting for any Company, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal for any Company are not received, the persons named as proxies may propose one or more adjournments of the Meeting for the affected Company to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting, whether in person or by proxy. The persons named as proxies will vote those proxies that are marked "FOR" any proposal in favor of the adjournment, and will vote those proxies marked "WITHHOLD" any proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Brokers who hold shares in street name for customers have discretionary authority to vote on "routine" proposals, such as the election of Board Members, when they have not received instructions from the beneficial owners of those shares. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes, if any, will be counted as Shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal. Accordingly, abstentions and broker non-votes will have no effect on the Proposal to elect Board Members, for which the required vote is a plurality of the votes cast, but effectively will be a vote against adjournment, for which the required vote is a percentage of the Shares present in person or by proxy.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board and FOR any other business that may properly arise at the Meeting (e.g., adjourning the Meeting). If any nominee for the Board should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as the Board Members who are not "interested persons" of the Company, as that term is defined in the 1940 Act (each, a "Non-Interested Board Member"), may recommend.

    Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Company's Secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person.

    A listing of the owners of more than 5% of each class of shares of each Fund as of November 7, 2005 is set forth in Exhibit E to this Proxy Statement. To the knowledge of each Company's Management, the Executive Officers and the Board Members, as a group, owned less than 1% of the outstanding shares of each Fund as of November 7, 2005.

    Copies of each Fund's most recent annual and semiannual reports, including financial statements, have previously been mailed to Shareholders. Shareholders may request additional copies of a Fund's annual and semiannual reports, without charge, by writing the Fund c/o UBS Global AM at 51 West 52nd Street, New York, New York 10019-6114, or by calling toll free 1-800-647 1568.

    Each full Share outstanding is entitled to one vote and each fractional Share outstanding (for those Companies that issue fractional Shares) is entitled to a proportionate share of one vote with respect to each matter to be voted upon by the Shareholders.

                     PROPOSAL 1: ELECTION OF BOARD MEMBERS

    Discussion. The Proposal relates to the election of Board Members for each Company. Each Company proposes the election of the eight nominees named in the table below to comprise its Board. If elected, the terms of the eight nominees will begin effective December 21, 2005 or, in the event of an adjournment or adjournments of the Meetings, such later date as Shareholder approval for a particular Company is obtained (the "Effective Date"); until that time, the current Board will continue its term. With respect to each Company that requires written acceptance of election, the term of the nominees shall begin upon their acceptance of their election in writing. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office for an indefinite term until his or her successor is duly elected and qualified, or until he or she retires, resigns or is earlier removed. Mrs. Margo Alexander, a current member of each Board, is not standing for re-election and will cease to be a Board Member on the Effective Date if the Proposal is approved by the Shareholders of a Company. NOTE THAT TWO OF THE NOMINEES, MR. WILLIAM D. WHITE AND MR. DAVID J. BEAUBIEN, EACH OF WHOM IS CURRENTLY A MEMBER OF EACH COMPANY'S BOARD, WILL REACH RETIREMENT AGE IN 2006. ACCORDINGLY, IF THE NOMINEES ARE ELECTED, ONLY SIX OF THE EIGHT NOMINEES MAY BE ON A BOARD BY THE END OF 2006.

    Over the course of the past several years, several members of each Company's Board (each, a "Board Member") have ceased to serve as Board Members due to retirement, resignation, or death. Each Board currently has six Board Members, only five of whom are standing for re-election. Each Board is seeking to expand in size and is currently proposing for election eight nominees, seven of whom would be Non-Interested Board Members.

    Each Company's Nominating and Corporate Governance Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, recommended that the Board expand in size to eight Board Members, recognizing that two current Board Members will retire from the Board in 2006 pursuant to the Board's current mandatory retirement age policy. The Boards considered the long-term welfare of the Companies and determined that expanding the size of the Boards would enhance the Boards' supervisory capabilities over the Companies. Each Nominating and Corporate Governance Committee, in consultation with legal counsel for the Non-Interested Board Members and Professor Feldberg, then reviewed with the Board the requisite skills and background possessed by the proposed new Board Members. In particular, the Nominating and Corporate Governance Committees noted that the new nominees have extensive investment industry and government experience, including accounting and auditing responsibilities at a high level and investment management oversight roles. Each Nominating and Corporate Governance Committee also noted that the addition of the new Board Members, in light of the impending retirement of two incumbent Board Members, will help assure continuity of oversight of management operations and compliance by each Company's Board. Each Nominating and Corporate Governance Committee selected and recommended, and each Company's Board approved, the nominees to stand for election.

    Each Company proposes the election by all of its shareholders of the eight nominees named in the table below to comprise its Board. Mr. Alan S. Bernikow, Mr. Bernard H. Garil and Ms. Heather Richardson Higgins were each nominated by each Company's Nominating and Corporate Governance Committee and then by the Board, along with the nominees who are existing Board Members, at a meeting held on July 20, 2005.

    Each Board believes that a Company will benefit from the diversity and experience of the nominees that would comprise the expanded Board. The nominees have had distinguished careers in government, finance and other areas and will bring a wide range of expertise to the Board. Seven of the eight nominees, if elected, would be Non-Interested Board Members. Non-Interested Board Members are charged with special responsibilities to provide an independent check on Management and to review advisory, distribution and similar agreements between each Company and Management. They also constitute the members of each Board's Audit Committee. (The eighth nominee, Professor Meyer Feldberg, is treated as an interested person of the Funds as defined in the 1940 Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Companies may conduct transactions.)

    The nominees for election as Board Members, their ages, a description of their principal occupations and, for the current Board Members, the year each was elected or appointed as a Board Member are listed in the table below. A table indicating each Nominee's ownership of Shares is set forth in Exhibit F to this Proxy Statement.

                   Current Board Members Seeking Re-Election

                                                                                           Principal
                                                             Term of Office*             Occupation(s)
  Name, Address                  Position(s) Held             and Length of              During Past 5
  and Age                         With Companies               Time Served                   Years
  -------------                  ----------------            ---------------             -------------
  INTERESTED BOARD MEMBER:
  Meyer Feldberg+; 63        Director/Trustee           Since 1990                 Professor Feldberg is
  Morgan Stanley                                        (Master Series, Cashfund   Dean Emeritus and Sanford
  1585 Broadway                                         and Series Trust)          Bernstein Professor of
  33rd Floor                                                                       Leadership and Ethics at
  New York, NY 10036                                    Since 1991                 Columbia Business School,
                                                        (Managed Municipal)        although on a two year
                                                                                   leave of absence. He is
                                                        Since 1992                 also a senior advisor to
                                                        (RMA Money and RMA         Morgan Stanley (financial
                                                        Tax-Free)                  services) (since March
                                                                                   2005). Prior to July
                                                        Since 1996                 2004, he was Dean and
                                                        (Investment Trust and      Professor of Management
                                                        Municipal Money Market)    of the Graduate School of
                                                                                   Business at Columbia
                                                        Since 1997                 University (since 1989).
                                                        (Index Trust)
                                                        Since 1998
                                                        (Money Series)
                                                        Since 2001
                                                        (PACE Select)
  INDEPENDENT BOARD MEMBERS:
  Richard Q. Armstrong; 70   Director/Trustee and       Since 2004                 Mr. Armstrong is chairman
  c/o Willkie Farr &         Chairman of the Board of   (Chairman of each Board)   and principal of R.Q.A.
  Gallagher LLP              Directors/Trustees                                    Enterprises (management
  787 Seventh Avenue                                    Director/Trustee           consulting firm) (since
  New York, NY 10019                                    Since 1995                 April 1991 and principal
                                                        (Investment Trust)         occupation since March
                                                                                   1995).
                                                        Since 1996
                                                        (Cashfund, Managed
                                                        Municipal, Municipal
                                                        Money Market,
                                                        Master Series,
                                                        RMA Money, RMA
                                                        Tax-Free and
                                                        Series Trust)
                                                        Since 1997
                                                        (Index Trust)
                                                        Since 1998
                                                        (Money Series)
                                                        Since 2001
                                                        (PACE Select)

                                     Number of
                                   Portfolios in
                                   Fund Complex                   Other
  Name, Address                     Overseen by               Directorships
  and Age                             Nominee                Held by Nominee
  -------------                    -------------             ---------------
  INTERESTED BOARD MEMBER:
  Meyer Feldberg+; 63        Professor Feldberg is a    Professor Feldberg is
  Morgan Stanley             director or trustee of 30  also a director of
  1585 Broadway              investment companies       Primedia Inc.
  33rd Floor                 (consisting of 47          (publishing) Federated
  New York, NY 10036         portfolios) for which UBS  Department Stores, Inc.
                             Global AM or one of its    (operator of department
                             affiliates serves as       stores), Revlon, Inc.
                             investment advisor,        (cosmetics), and SAPPI,
                             sub-advisor or manager.    Ltd. (producer of paper).
  INDEPENDENT BOARD MEMBERS
  Richard Q. Armstrong; 70   Mr. Armstrong is a         None
  c/o Willkie Farr &         director or trustee of 16
  Gallagher LLP              investment companies
  787 Seventh Avenue         (consisting of 33
  New York, NY 10019         portfolios) for which UBS
                             Global AM or one of its
                             affiliates serves as
                             investment advisor,
                             sub-advisor or manager.


                                                                                           Principal
                                                             Term of Office*             Occupation(s)
  Name, Address                  Position(s) Held             and Length of              During Past 5
  and Age                         With Companies               Time Served                   Years
  -------------                  ----------------            ---------------             -------------
  David J. Beaubien; 71      Director/Trustee           Since 1995                 Mr. Beaubien is retired
  84 Doane Road                                         (PACE Select)              (since 2003). He was
  Ware, MA 01082                                                                   chairman of Yankee
                                                        Since 2001                 Environmental
                                                        (All Other Companies)      Systems, Inc., a
                                                                                   manufacturer of
                                                                                   meteorological measuring
                                                                                   systems (since 1991).
  Richard R. Burt; 58        Director/Trustee           Since 1995                 Mr. Burt is chairman of
  1275 Pennsylvania Ave.,                               (Investment Trust)         Diligence Inc.
  N.W                                                                              (international
  Washington, D.C. 20004                                Since 1996                 information and security
                                                        (Cashfund, Managed         firm) and IEP Advisors
                                                        Municipal, Municipal       (international
                                                        Money Market,              investments and
                                                        Master Series,             consulting firm).
                                                        RMA Money,
                                                        RMA Tax-Free, and
                                                        Series Trust)
                                                        Since 1997
                                                        (Index Trust)
                                                        Since 1998
                                                        (Money Series)
                                                        Since 2001
                                                        (PACE Select)
  William D. White; 71       Director/Trustee           Since 1995                 Mr. White is retired
  PO. Box 199                                           (PACE Select)              (since 1994).
  Upper Black Eddy, PA
  18972                                                 Since 2001
                                                        (All Other
                                                        Companies)

                                     Number of
                                   Portfolios in
                                   Fund Complex                   Other
  Name, Address                     Overseen by               Directorships
  and Age                             Nominee                Held by Nominee
  -------------                    -------------             ---------------
  David J. Beaubien; 71      Mr. Beaubien is a          Mr. Beaubien is also a
  84 Doane Road              director or trustee of 16  director of IEC
  Ware, MA 01082             investment companies       Electronics, Inc., a
                             (consisting of 33          manufacturer of
                             portfolios) for which UBS  electronic assemblies.
                             Global AM or one of its
                             affiliates serves as
                             investment advisor,
                             sub-advisor or manager.
  Richard R. Burt; 58        Mr. Burt is a director or  Mr. Burt is also a
  1275 Pennsylvania Ave.,    trustee of 16 investment   director of Hollinger
  N.W                        companies (consisting of   International Inc.
  Washington, D.C. 20004     33 portfolios) for which   (publishing), The Central
                             UBS Global AM or one of    European Fund, Inc., The
                             its affiliates serves as   Germany Fund, Inc. and
                             investment advisor,        IGT Inc. (provides
                             sub-advisor or manager.    technology to gaming and
                                                        wagering industry). He is
                                                        also a director or
                                                        trustee of funds in the
                                                        Scudder Mutual Funds
                                                        Family (consisting of 52
                                                        portfolios).

  William D. White; 71       Mr. White is a director    None
  PO. Box 199                or trustee of 16
  Upper Black Eddy, PA       investment companies
  18972                      (consisting of 33
                             portfolios) for which UBS
                             Global AM or one of its
                             affiliates serves as
                             investment advisor,
                             sub-advisor or manager.

--------------------------------

  * Each Board Member holds office for an indefinite term. Each Board Member who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age.

  + Professor Feldberg is deemed an "interested person" of the Companies as defined in the 1940 Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Companies may conduct transactions.

                           Nominees Seeking Election

                                                                                           Principal
                                                             Term of Office*             Occupation(s)
  Name, Address                  Position(s) Held             and Length of               During Past
  and Age                            With Fund                 Time Served                  5 Years
  -------------                  ----------------            ---------------             -------------
  Alan S. Bernikow; 64       Nominee                    N/A                        Mr. Bernikow has been a
  c/o Deloitte & Touche                                                            consultant on non-
  1633 Broadway                                                                    management matters for
  New York, NY 10019                                                               the firm of Deloitte &
                                                                                   Touche (international
                                                                                   accounting and consulting
                                                                                   firm)(since June 2003).
                                                                                   Previously, he was Deputy
                                                                                   Chief Executive Officer
                                                                                   at Deloitte & Touche.
  Bernard H. Garil; 65       Nominee                    N/A                        Mr. Garil is retired
  6754 Casa Grande Way                                                             (since 2001). He was a
  Delray Beach, FL 33446                                                           Managing Director at
                                                                                   PIMCO Advisory Services
                                                                                   (from 1999 to 2001) where
                                                                                   he served as President of
                                                                                   closed-end funds and
                                                                                   Vice-President of the
                                                                                   variable insurance
                                                                                   product funds advised by
                                                                                   OpCap Advisors (until
                                                                                   2001).
  Heather Richardson         Nominee                    N/A                        Ms. Higgins is the
  Higgins; 46                                                                      President and Director of
  255 E. 49th St.,                                                                 The Randolph Foundation
  Suite 23D                                                                        (charitable foundation)
  New York, NY 10017                                                               (since 1991).
                                                                                   Ms. Higgins also serves
                                                                                   on the boards of several
                                                                                   non-profit charitable
                                                                                   groups, including the
                                                                                   Independent Women's Forum
                                                                                   (chairman), the
                                                                                   Philanthropy Roundtable
                                                                                   (vice chairman) and the
                                                                                   Hoover Institution
                                                                                   (executive committee).

                                     Number of
                                   Portfolios in
                                   Fund Complex                   Other
  Name, Address                     Overseen by               Directorships
  and Age                             Nominee                Held by Nominee
  -------------                    -------------             ---------------
  Alan S. Bernikow; 64       If elected, Mr. Bernikow   Mr. Bernikow is also a
  c/o Deloitte & Touche      would be a director or     director of Revlon, Inc.
  1633 Broadway              trustee of 16 investment   (cosmetics) (and serves
  New York, NY 10019         companies (consisting of   as the chair of its audit
                             33 portfolios) for which   committee), a director of
                             UBS Global AM or one of    Mack- Cali Realty
                             its affiliates serves as   Corporation (real estate
                             investment advisor,        investment trust) (and
                             sub-advisor or manager.    serves as the chair of
                                                        its audit committee) and
                                                        a director of the Casual
                                                        Male Retail Group, Inc.
                                                        (menswear).
  Bernard H. Garil; 65       If elected, Mr. Garil      Mr. Garil is also a
  6754 Casa Grande Way       would be a director or     director of the OFI Trust
  Delray Beach, FL 33446     trustee of 16 investment   Company (commercial trust
                             companies (consisting of   company) and a trustee
                             33 portfolios) for which   for the Brooklyn College
                             UBS Global AM or one of    Foundation, Inc.
                             its affiliates serves as   (charitable foundation).
                             investment advisor,
                             sub-advisor or manager.
  Heather Richardson         If elected, Ms. Higgins    None
  Higgins; 46                would be a director or
  255 E. 49th St.,           trustee of 16 investment
  Suite 23D                  companies (consisting of
  New York, NY 10017         33 portfolios) for which
                             UBS Global AM or one of
                             its affiliates serves as
                             investment advisor,
                             sub-advisor or manager.

--------------------------------

  * Each Board Member holds office for an indefinite term. Each Board Member who has attained the age of seventy-two ( 72) years will be subject to retirement on the last day of the month in which he or she attains such age.

             THE BOARD, INCLUDING THE NON-INTERESTED BOARD MEMBERS,
              UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                    EACH OF THE NOMINEES UNDER THE PROPOSAL.

    As of November 7, 2005, neither the Non-Interested Board Members, nor Professor Feldberg, nor their immediate family members, nor the nominees nor their immediate family members, owned any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM or any sub-advisor to any Fund.

    The Board of each Company met several times during its last full fiscal year as set forth in Exhibit M. (Each Company's fiscal year end is set forth in Exhibit B.) Each Board Member attended at least 75% of the meetings of the Board held during each Company's last fiscal year.

    Each Company's Board has established an Audit Committee that acts pursuant to a written charter ("Audit Committee Charter") and is responsible for, among other things, overseeing the scope of the Company's audit, the quality and objectivity of the Company's financial statements, the Company's accounting and financial reporting policies and practices, and its internal controls. A copy of the Audit Committee Charter is attached as Exhibit G. In fulfilling its duties, each Company's Audit Committee has: (a) reviewed and discussed the Company's audited financial statements with management; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 and discussed the independent registered public accounting firm's independence with them; and (d) based upon its review of the above, recommended to the Board that the Company's audited financial statements be included in each Company's annual report(s) to Shareholders for the fiscal year.

    While each Company's Audit Committee has the duties and responsibilities set forth in its Audit Committee Charter and described above, each Company's Audit Committee is not responsible for planning or conducting the Company's audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities under each Company's Audit Committee Charter, it is recognized (i) that the members of that Company's Audit Committee are not full-time employees of the Company; (ii) it is not the duty or the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards; and (iii) each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Company from which it receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Company, UBS Global AM or other third-parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Company. The review of a Company's financial statements by the Company's Audit Committee is not of the same quality as the audit performed by the independent auditors.

    Each Company's Audit Committee currently consists of Messrs. Armstrong, Beaubien, Burt and White, none of whom have any relationship to a Company that may interfere with the exercise of their independence from management or the Company. The Audit Committee met several times during each Company's last full fiscal year as set forth in Exhibit M, and each member attended these meetings.

    Each Company's board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter ("Nominating and Corporate Governance Committee Charter"). Each Company's Nominating and Corporate Governance Committee is responsible for, among other things: selecting, evaluating and recommending to the Board candidates to be nominated as additional Non-Interested Board Members; reviewing the composition of the Board and the compensation arrangements for each of the Board Members; performing an annual evaluation of the Board and its committees; reporting on such evaluation to the Board; and performing such other corporate governance functions as the Board may authorize. A copy of the Nominating and Corporate Governance Committee Charter is attached as Exhibit H. Each Company's Nominating and Corporate Governance Committee currently consists of Messrs. Burt and White, neither of whom is an "interested person" for purposes of the 1940 Act. (The Nominating and Corporate Governance Committee normally is comprised of at least three Board Members; however, one member died in 2005, and a replacement has not yet been appointed.) Each Nominating and Corporate Governance Committee met several times during each Company's last full fiscal year as set forth in Exhibit M.

    In nominating candidates, each Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for Board membership, each Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an "interested person" as defined in the 1940 Act, meets the applicable independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Company management, the investment advisor and/or sub-advisors of the Company, other Company service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member; (iv) the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate's experience with the experience of other Board Members, and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

    Each Nominating and Corporate Governance Committee will consider nominees recommended by Shareholders if a vacancy occurs. In order to recommend a nominee, a Shareholder should send a letter to the chairperson of each Company's Nominating and Corporate Governance Committee, Mr. Richard Burt, care of the Secretary of the Company at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating and Corporate Governance Committee." The Shareholder's letter should state the nominee's name and should include the nominee's RESUME or CURRICULUM VITAE, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Shareholders. No Company's Board has a standing compensation committee. Shareholders can send other communications to a Board care of its chairman at the following address:
Mr. Richard Q. Armstrong, Chairman - UBS Funds, c/o Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019.

    Effective January 1, 2006, each Non-Interested Board Member will receive, in the aggregate from the Companies he or she oversees, an annual retainer of $95,000 and a $13,000 fee for each regular joint meeting of the Boards of the Companies (and each in-person special joint meeting of the Boards of the Companies) actually attended. Non-Interested Board Members who participate in previously scheduled in-person joint meetings of the Boards of the Companies by telephone to accommodate other business obligations are paid $2,000 for such meetings. Non-Interested Board Members who participate in previously scheduled in-person joint meetings of the Boards of the Companies by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Effective January 1, 2006, each Non-Interested Board Member will receive, from the relevant Company, $2,000 for each special in-person meeting (not held as a joint meeting) of the Board of that Company actually attended where a Company's Board must meet separately from the regularly scheduled joint Board meetings. Effective January 1, 2006, Non-Interested Board Members who participate in scheduled telephonic meetings of the Board(s) of one or more Companies are paid $1,000 for each such meeting actually attended.

    Effective January 1, 2006, the Board's Chairman will receive annually an additional $50,000; the chairperson of the Audit Committee will receive annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee will receive annually an additional $25,000; provided that, if a Board Member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions. Effective January 1, 2006, Non-Interested Board Members who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each meeting of such Committee actually attended, provided that such meeting is not held in conjunction with a regularly scheduled Board meeting. The foregoing fees will be allocated among all Companies overseen by the Board Member as follows: (i) one-half of the expense will be allocated pro rata based on the Companies' relative net assets at the end of the calendar quarter preceding the date of payment, and (ii) one-half of the expense will be allocated according to the number of such Funds (i.e., expenses divided by number of Funds yields per-Fund allocation); provided, however, that where a special meeting is held with respect to one or more Companies (as opposed to joint meetings for all Companies), then only the relevant Companies bear the related fees. All Board Members are reimbursed for expenses incurred in attending meetings. Professor Feldberg, as an interested person, is compensated by Management.

    Each Board Member who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month on which he or she attains such age.

                               COMPENSATION TABLE

    The table below sets forth certain information relating to the compensation of the current members of the Board who held office with the Companies for each Company's most recent fiscal year. No Company has a bonus, pension, profit sharing or retirement plan.

                              Compensation Table*+

                                 Interested
                                   Board
                                   Member             Non-Interested Board Members
Amounts Paid During the Most     ----------  ----------------------------------------------
Recent Fiscal Year From Company    Meyer     Richard Q.  David J.  Richard R.   William D.
to Board Members                 Feldberg**  Armstrong   Beaubien     Burt         White
-------------------------------  ----------  ----------  --------  ----------   ----------
Cashfund ...................      $  7,329    $  8,402   $ 6,751    $  6,751     $  6,751
(fiscal year ended March 31,
2005)
Index Trust ................      $  2,611    $  2,878   $ 2,397    $  2,397     $  2,397
(fiscal year ended May 31,
2005)
Investment Trust ...........      $  3,488    $  4,957   $ 4,101    $  4,212     $  4,101
(fiscal year ended August 31,
2005)
Money Series
(fiscal year ended April 30,      $ 23,042    $ 25,389   $21,172    $ 21,172     $ 21,172
2005) ......................
Managed Municipal
(fiscal year ended June 30,       $  6,841    $  7,540   $ 6,280    $  6,280     $  6,280
2005) ......................
Master Series ..............      $  2,178    $  2,401   $ 2,017    $  2,017     $  2,017
(fiscal year ended
February 28, 2005)
Municipal Money ............      $  2,440    $  2,690   $ 2,241    $  2,241     $  2,241
(fiscal year ended June 30,
2005)
PACE Select
(fiscal year ended July 31,       $ 28,665    $ 41,484   $34,268    $ 35,252     $ 34,268
2005).......................

                                                        (CONTINUED ON NEXT PAGE)

                                 Interested
                                   Board
                                   Member             Non-Interested Board Members
Amounts Paid During the Most     ----------  ----------------------------------------------
Recent Fiscal Year From Company    Meyer     Richard Q.  David J.  Richard R.   William D.
to Board Members                 Feldberg**  Armstrong   Beaubien     Burt         White
-------------------------------  ----------  ----------  --------  ----------   ----------
RMA Money
(fiscal year ended June 30,       $ 34,721    $ 38,270   $31,904    $ 31,904     $ 31,904
2005) ......................
RMA Tax-Free ...............      $  7,882    $  8,688   $ 7,232    $  7,232     $  7,232
(fiscal year ended June 30,
2005)
Series Trust ...............      $  2,098    $  2,278   $ 1,948    $  1,920     $  1,948
(fiscal year ended
December 31, 2004)
Total Compensation Paid to
Board Members From Companies
and Fund Complex for the Year
Ended December 31, 2004++ ...     $249,000    $150,875   $129,000   $127,000     $129,000

---------------------------

  *  The new nominees--Mr. Alan S. Bernikow, Mr. Bernard H. Garil, and
     Ms. Heather Richardson Higgins--have not yet served as Board Members and accordingly have not been compensated as Board Members for the Companies.

 ** Until March 1, 2005, Professor Feldberg was a Non-Interested Board Member and was compensated as such by the Companies for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager. Effective March 1, 2005, Professor Feldberg is an "interested person" of the Companies by virtue of his position as senior advisor with Morgan Stanley. As such, Professor Feldberg is no longer compensated by the Companies for which UBS Global AM serves as investment advisor, sub-advisor or manager. The compensation amounts listed in the Compensation Table for Professor Feldberg represent only those amounts paid by the Companies.

  + Only Non-Interested Board Members are compensated by the Companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; Board Members who are "interested persons," as defined in the 1940 Act, do not receive compensation from the Companies.

 ++ Represents fees paid during the calendar year ended December 31, 2004 to each Board Member by: (a) 16 investment companies in the case of
     Messrs. Armstrong, Beaubien, Burt, and White; and (b) 31 investment companies in the case of Professor Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No Company within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

      INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Each Company's financial statements for its last-completed fiscal year were audited by Ernst & Young LLP ("Ernst & Young"), independent registered public accounting firm. In addition, Ernst & Young prepares each Company's federal and state annual income tax returns and provides certain non-audit services. Each Company's Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. Each Audit Committee has selected Ernst & Young as the Company's independent registered public accounting firm and such selection has been ratified by each Company's Board. Ernst & Young's length of service as each Company's independent registered public accounting firm is set forth in Exhibit N. Ernst & Young has informed each Company that it has no material direct or indirect financial interest in the Company.

    Representatives of Ernst & Young are not expected to be present at the Meetings, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees.

    The aggregate fees billed by Ernst & Young for professional services rendered to the Companies for the audit of each Company's annual financial statements for the last two fiscal years are set forth in Exhibit I. Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees.

    The aggregate audit-related fees billed by Ernst & Young for services rendered to the Companies that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, during each Company's last two fiscal years are set forth in Exhibit J.

    Fees included in the audit-related category are those associated with
(1) the reading and providing of comments on each Company's two most recent semiannual financial statements, and (2) review of the consolidated reports to certain UBS funds (including the Companies) on the profitability of Management to assist the Board Members in their advisory/administration contract reviews.

    With respect to Rule 2-01(c)(7)(i)(c) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the DE MINIMIS exception for the Companies' two most recent fiscal years on behalf of
(i) the Companies' service providers that relate directly to the operations and financial reporting of the Companies, or (ii) the Companies themselves. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax Fees.

    The aggregate tax fees billed by Ernst & Young for services rendered to the Companies for each of the last two fiscal years are set forth in Exhibit K. Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

    With respect to Rule 2-01(c)(7)(i)(c) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the DE MINIMIS exception for the Companies' two most recent fiscal years on behalf of (i) the Companies' service providers that relate directly to the operations and financial reporting of the Companies, or (ii) the Companies themselves. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All Other Fees.

    For the Companies' two most recent fiscal years, there were no fees billed by Ernst & Young for other services provided to any Company. Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Companies.

    There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Companies, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Companies.

    With respect to Rule 2-01(c)(7)(i)(c) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the DE MINIMIS exception for the Companies' two most recent fiscal years on behalf of (i) the Companies' service providers that relate directly to the operations and financial reporting of the Companies, or (ii) the Companies themselves. There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

    Each Company's Audit Committee Charter contains the Audit Committee's pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

    The Audit Committee shall:

    2. Pre-approve (a) all audit and permissible non-audit services(2) to provide to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report its decision(s) to the Committee, at its next regularly scheduled

------------------------

     (2) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services;
            (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

          Pre-approval by the Committee of any permissible non-audit services is not required so long as (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which any permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and are approved by the Committee (or its delegate(s)) prior to the completion of the audit.

          meeting after the sub-committee's meeting. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

Aggregate Non-Audit Fees.

    The aggregate non-audit fees billed by Ernst & Young for services rendered to the Companies for each of the last two fiscal years are set forth in Exhibit L. No Company's Audit Committee was required to consider whether the provision of non-audit services that were rendered to the Company's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Company that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining Ernst & Young's independence.

                               EXECUTIVE OFFICERS

    Officers of each Company are appointed by its Board and serve at the pleasure of the Board. None of the Companies' officers currently receives any compensation from the Companies. The executive officers of each Company are:

                                                                                        Term of
                                                                                       Office++
                                                                                          and
                                              Position(s) Held                         Length of
                                                  with the                               Time
Name, Address and Age                            Companies+                             Served
---------------------                         ----------------                         ---------
Joseph Allessie*; 40                 Vice President and Assistant                     Since 2005
                                     Secretary

W. Douglas Beck*; 38                 President                                        Since 2005

Thomas J. Digenan**; 41              Vice President                                   Since 2005
                                     S&P 500 Fund


                                     Principal Occupation(s) During Past 5 Years;
                                         Number of Portfolios in Fund Complex
Name, Address and Age                     for which person serves as Officer
---------------------                --------------------------------------------
Joseph Allessie*; 40                 Mr. Allessie is a director and deputy
                                     general counsel at UBS Global Asset
                                     Management (US) Inc. and UBS Global Asset
                                     Management (Americas) Inc. (collectively,
                                     "UBS Global AM--Americas region") (since
                                     2005). Prior to joining UBS Global
                                     AM--Americas region, he was senior vice
                                     president and general counsel of Kenmar
                                     Advisory Corp. (from 2004 to 2005). Prior to
                                     that Mr. Allessie was general counsel and
                                     secretary of GAM USA Inc., GAM Investments,
                                     GAM Services, GAM Funds, Inc. and the GAM
                                     Avalon Funds (from 1999 to 2004). Such
                                     entities are affiliates of UBS Global
                                     AM--Americas region. Prior to joining GAM,
                                     Mr. Allessie was Regulatory Officer to the
                                     State of New Jersey, Department of Law and
                                     Public Safety, Bureau of Securities (from
                                     1993 to 1999). Mr. Allessie is a vice
                                     president and assistant secretary of 20
                                     investment companies (consisting of 86
                                     portfolios) for which UBS Global
                                     AM--Americas region or one of its affiliates
                                     serves as investment advisor, sub-advisor or
                                     manager.
W. Douglas Beck*; 38                 Mr. Beck is an executive director and head
                                     of product development and management for
                                     UBS Global AM--Americas region (since 2002).
                                     From March 1998 to November 2002, he held
                                     various positions at Merrill Lynch, the most
                                     recent being first vice president and co-
                                     manager of the managed solutions group.
                                     Mr. Beck is president of 20 investment
                                     companies (consisting of 86 portfolios) for
                                     which UBS Global AM--Americas region or one
                                     of its affiliates serves as investment
                                     advisor, sub-advisor or manager, and was
                                     vice president of such investment companies
                                     from 2003 to 2005.
Thomas J. Digenan**; 41              Mr. Digenan is an executive director and
                                     North American Equity Strategist at UBS
                                     Global AM-- Americas region. Mr. Digenan is
                                     a vice president of one investment company
                                     (consisting of one portfolio) for which UBS
                                     Global AM--Americas region or one of its
                                     affiliates serves as investment advisor,
                                     sub-advisor or manager.

                                                                                        Term of
                                                                                       Office++
                                                                                          and
                                              Position(s) Held                         Length of
                                                  with the                               Time
Name, Address and Age                            Companies+                             Served
---------------------                         ----------------                         ---------
Thomas Disbrow*; 39                  Vice President and Treasurer            Since 2000 (Vice President);
                                                                                since 2004 (Treasurer)

Elbridge T. Gerry III*; 48           Vice President
                                     Managed Municipal                                Since 1996
                                     Municipal Money Market
                                                                                      Since 2000
                                     RMA Tax-Free
                                                                                      Since 2000

Mark F. Kemper**; 47                 Vice President and Secretary                     Since 2004

Joanne M. Kilkeary*; 37              Vice President and Assistant                     Since 1999
                                     Treasurer
                                     (PACE Select)
                                     Vice President and Assistant
                                     Treasurer                                        Since 2004
                                     (All Other Companies)


                                     Principal Occupation(s) During Past 5 Years;
                                         Number of Portfolios in Fund Complex
Name, Address and Age                     for which person serves as Officer
---------------------                --------------------------------------------
Thomas Disbrow*; 39                  Mr. Disbrow is a director, head of retail
                                     mutual fund operations and co-head of the
                                     mutual fund finance department of UBS Global
                                     AM-- Americas region. Prior to November
                                     1999, he was a vice president of
                                     Zweig/Glaser Advisers. Mr. Disbrow is a vice
                                     president and treasurer of 16 investment
                                     companies (consisting of 33 portfolios) and
                                     vice president and assistant treasurer of
                                     four investment companies (consisting of 53
                                     portfolios) for which UBS Global
                                     AM--Americas region or one of its affiliates
                                     serves as investment advisor, sub-advisor or
                                     manager.
Elbridge T. Gerry III*; 48           Mr. Gerry is a managing director--municipal
                                     fixed income of UBS Global AM--Americas
                                     region. Mr. Gerry is a vice president of six
                                     investment companies (consisting of 10
                                     portfolios) for which UBS Global AM--
                                     Americas region or one of its affiliates
                                     serves as investment advisor, sub-advisor or
                                     manager.

Mark F. Kemper**; 47                 Mr. Kemper is general counsel of UBS Global
                                     AM--Americas region (since July 2004).
                                     Mr. Kemper also is an executive director of
                                     UBS Global AM--Americas region. He was
                                     deputy general counsel of UBS Global Asset
                                     Management (Americas) Inc. ("UBS Global
                                     AM--Americas") from July 2001 to July 2004.
                                     He has been secretary of UBS Global AM--
                                     Americas since 1999 and assistant secretary
                                     of UBS Global Asset Management Trust Company
                                     since 1993. Mr. Kemper is secretary of UBS
                                     Global AM--Americas region (since 2004).
                                     Mr. Kemper is vice president and secretary
                                     of 20 investment companies (consisting of 86
                                     portfolios) for which UBS Global AM--
                                     Americas region or one of its affiliates
                                     serves as investment advisor, sub-advisor or
                                     manager.
Joanne M. Kilkeary*; 37              Ms. Kilkeary is an associate director (since
                                     2000) and a senior manager (since 2004) of
                                     the mutual fund finance department of UBS
                                     Global AM--Americas region. Ms. Kilkeary is
                                     a vice president and assistant treasurer of
                                     16 investment companies (consisting of 33
                                     portfolios) for which UBS Global AM--
                                     Americas region or one of its affiliates
                                     serves as investment advisor, sub-advisor or
                                     manager.

                                                                                        Term of
                                                                                       Office++
                                                                                          and
                                              Position(s) Held                         Length of
                                                  with the                               Time
Name, Address and Age                            Companies+                             Served
---------------------                         ----------------                         ---------
Tammie Lee*; 34                      Vice President and Assistant                     Since 2005
                                     Secretary

Joseph T. Malone*; 38                Vice President and Assistant                     Since 2004
                                     Treasurer

Michael H. Markowitz**; 40           Vice President
                                     Money Series                         Since 1998 Since 2001 Since 2001
                                     Cashfund                                   Since 2001 Since 2001
                                     Master Series
                                     RMA Money
                                     PACE Select


                                     Principal Occupation(s) During Past 5 Years;
                                         Number of Portfolios in Fund Complex
Name, Address and Age                     for which person serves as Officer
---------------------                --------------------------------------------
Tammie Lee*; 34                      Ms. Lee is a director and associate general
                                     counsel of UBS Global AM--Americas region
                                     (since November 2005). Prior to joining UBS
                                     Global AM--Americas region, she was vice
                                     president and counsel at Deutsche Asset
                                     Management/Scudder Investments from April
                                     2003 to October 2005. Prior to that she was
                                     assistant vice president and counsel at
                                     Deutsche Asset Management/Scudder
                                     Investments from July 2000 to March 2003.
                                     Prior to joining Deutsche Asset
                                     Management/Scudder Investments, she was
                                     assistant counsel at First Investors
                                     Corporation from August 1996 to June 2000.
                                     Ms. Lee is a vice president and assistant
                                     secretary of 16 investment companies
                                     (consisting of 33 portfolios) for which UBS
                                     Global AM--Americas region or one of its
                                     affiliates serves as investment advisor,
                                     sub-advisor or manager.
Joseph T. Malone*; 38                Mr. Malone is a director and co-head of the
                                     mutual fund finance department of UBS Global
                                     AM--Americas region. From August 2000
                                     through June 2001, he was the controller at
                                     AEA Investors Inc. From March 1998 to August
                                     2000, Mr. Malone was a manager within the
                                     investment management services practice of
                                     PricewaterhouseCoopers LLC. Mr. Malone is
                                     vice president and assistant treasurer of 16
                                     investment companies (consisting of 33
                                     portfolios) and vice president, treasurer
                                     and principal accounting officer of four
                                     investment companies (consisting of 42
                                     portfolios) for which UBS Global
                                     AM--Americas region or one of its affiliates
                                     serves as investment advisor, sub-advisor or
                                     manager.
Michael H. Markowitz**; 40           Mr. Markowitz is a managing director,
                                     portfolio manager and head of U.S. short
                                     duration fixed income of UBS Global
                                     AM--Americas region. Mr. Markowitz is a vice
                                     president of five investment companies
                                     (consisting of 21 portfolios) for which UBS
                                     Global AM-- Americas region or one of its
                                     affiliates serves as investment advisor,
                                     sub-advisor or manager.

                                                                                        Term of
                                                                                       Office++
                                                                                          and
                                              Position(s) Held                         Length of
                                                  with the                               Time
Name, Address and Age                            Companies+                             Served
---------------------                         ----------------                         ---------
Joseph McGill*; 43                   Vice President and Chief Compliance              Since 2004
                                     Officer

Ryan Nugent*; 27                     Vice President                                   Since 2005
                                     Managed Municipal, Municipal Money
                                     Market, and RMA Tax-Free

Robert Sabatino**; 32                Vice President Money Series                      Since 2001

Eric Sanders*; 40                    Vice President and Assistant                     Since 2005
                                     Secretary


                                     Principal Occupation(s) During Past 5 Years;
                                         Number of Portfolios in Fund Complex
Name, Address and Age                     for which person serves as Officer
---------------------                --------------------------------------------
Joseph McGill*; 43                   Mr. McGill is an executive director and
                                     chief compliance officer at UBS Global AM--
                                     Americas region (since 2003). Prior to
                                     joining UBS Global AM--Americas region, he
                                     was Assistant General Counsel at J. P.
                                     Morgan Investment Management (from 1999 to
                                     2003). Mr. McGill is a vice president and
                                     chief compliance officer of 20 investment
                                     companies (consisting of 86 portfolios) for
                                     which UBS Global AM--Americas region or one
                                     of its affiliates serves as investment
                                     advisor, sub-advisor or manager.
Ryan Nugent*; 27                     Mr. Nugent is an associate director (since
                                     March 2004) and portfolio manager (since
                                     July 2005) of UBS Global AM--Americas
                                     region. Prior to that he was an assistant
                                     portfolio manager to the tax free money
                                     market funds since February 2002. Prior to
                                     that, Mr. Nugent was in an academic program.
                                     Mr. Nugent is a vice president of three
                                     investment companies (consisting of four
                                     portfolios) for which UBS Global
                                     AM--Americas region or one of its affiliates
                                     serves as investment advisor, sub-advisor or
                                     manager.
Robert Sabatino**; 32                Mr. Sabatino is a director and portfolio
                                     manager of UBS Global AM--Americas region in
                                     the short duration fixed income group (since
                                     October 2001). From 1995 to 2001 he was a
                                     portfolio manager at Merrill Lynch
                                     Investment Managers responsible for the
                                     management of several retail and
                                     institutional money market funds.
                                     Mr. Sabatino is a vice president of one
                                     investment company (consisting of four
                                     portfolios) for which UBS Global AM--
                                     Americas region or one of its affiliates
                                     serves as investment advisor, sub-advisor or
                                     manager.
Eric Sanders*; 40                    Mr. Sanders is a director and associate
                                     general counsel of UBS Global AM--Americas
                                     region (since July 2005). From 1996 until
                                     June 2005, he held various positions at Fred
                                     Alger & Company, Incorporated, the most
                                     recent being assistant vice president and
                                     associate general counsel. Mr. Sanders is a
                                     vice president and assistant secretary of 20
                                     investment companies (consisting of 86
                                     portfolios) for which UBS Global
                                     AM--Americas region or one of its affiliates
                                     serves as investment advisor, sub-advisor or
                                     manager.

                                                                                        Term of
                                                                                       Office++
                                                                                          and
                                              Position(s) Held                         Length of
                                                  with the                               Time
Name, Address and Age                            Companies+                             Served
---------------------                         ----------------                         ---------
Brian D. Singer**; 45                Vice President Series Trust and                  Since 2004
                                     Investment Trust

Keith A. Weller*; 44                 Vice President and Assistant
                                     Secretary
                                     Cashfund, Managed Municipal, Master
                                     Series, Municipal Money, RMA Money,              Since 1995
                                     RMA Tax-Free and Series Trust

                                     Investment Trust                                 Since 1996

                                     Index Trust                                      Since 1997

                                     Money Series                                     Since 1998

                                     PACE Select                                      Since 2000


                                     Principal Occupation(s) During Past 5 Years;
                                         Number of Portfolios in Fund Complex
Name, Address and Age                     for which person serves as Officer
---------------------                --------------------------------------------
Brian D. Singer**; 45                Mr. Singer is chief investment officer--UBS
                                     Global AM--Americas region (since 2003).
                                     Prior to 2003, he was global head of asset
                                     allocation and risk management at UBS Global
                                     AM--Americas region. Mr. Singer is a vice
                                     president of two investment companies
                                     (consisting of two portfolios) for which UBS
                                     Global AM--Americas region or one of its
                                     affiliates serves as investment advisor,
                                     sub-advisor or manager.
Keith A. Weller*; 44                 Mr. Weller is an executive director and
                                     senior associate general counsel of UBS
                                     Global AM-- Americas region. Mr. Weller is a
                                     vice president and assistant secretary of 20
                                     investment companies (consisting of 86
                                     portfolios) for which UBS Global
                                     AM--Americas region or one of its affiliates
                                     serves as investment advisor, sub- advisor
                                     or manager.

---------------------------

  +  Unless otherwise noted, position is held with each Company.

 ++ Officers of the Companies are appointed by the Board Members and serve at the pleasure of each Board.

  * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

 ** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

                             ADDITIONAL INFORMATION

    The solicitation of proxies will be made primarily by mail but solicitations may also be made by telephone, through the internet or in person by regular employees of UBS Global AM, who will not receive any compensation therefor from the Companies. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Companies' shares, (c) payment to Computershare Fund Services for its services as voting facilitator, and

(d) supplementary solicitations to submit proxies, will be borne by the Companies.

                         BENEFICIAL OWNERSHIP OF SHARES

    A list of those persons who owned beneficially 5% or more of the Shares of any class of any Fund as of the Record Date is set forth in Exhibit E.

                             SHAREHOLDER PROPOSALS

    As a general matter, the Companies do not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of a Company's or a Fund's shareholders should send the proposals to the Secretary of the Company or Fund at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6199, so as to be received a reasonable time before the proxy solicitation for that meeting is made.

    Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Company's or a Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of each Company.

                                 By Order of Each Company's Board,

                                 Mark F. Kemper
                                 VICE PRESIDENT AND SECRETARY
                                 OF EACH COMPANY

November 21, 2005
        It is important that you execute and return your proxy promptly.

                                 EXHIBIT INDEX

Exhibit A--Time of Shareholder Meeting......................     A-1

Exhibit B-- State of Organization, Fiscal Year End and
           Shares Outstanding as of Record Date.............     B-1

Exhibit C-- List of Shorthand Names of Companies and Funds
           as Used in This Proxy Statement..................     C-1

Exhibit D--List of Fund Advisors/Managers and
  Sub-Advisors..............................................     D-1

Exhibit E-- Beneficial Ownership of Greater Than 5% of
           Funds' Shares....................................     E-1

Exhibit F--Board Member and Nominee Ownership of Fund
  Shares....................................................     F-1

Exhibit G--Audit Committee Charter..........................     G-1

Exhibit H-- Nominating and Corporate Governance Committee
           Charter..........................................     H-1

Exhibit I--Audit Fees Paid to Company Auditors..............     I-1

Exhibit J--Audit-Related Fees Paid to Company Auditors......     J-1

Exhibit K--Tax Fees Paid to Company Auditors................     K-1

Exhibit L--Aggregate Non-Audit Fees Paid to Company
  Auditors..................................................     L-1

Exhibit M-- Schedule of Board, Audit Committee and
           Nominating Committee Meetings....................     M-1

Exhibit N--Length of Service of Ernst & Young...............     N-1

                                                                       Exhibit A

                          TIME OF SHAREHOLDER MEETING

Company                                             Time of Meeting
-------                                             ---------------
UBS Cashfund Inc. ................................       9:00
UBS Index Trust...................................       9:30
UBS Investment Trust..............................       10:00
UBS Money Series..................................       10:30
UBS Managed Municipal Trust.......................       11:00
UBS Master Series, Inc. ..........................       11:30
UBS Municipal Money Market Series.................       12:00
UBS RMA Money Fund, Inc...........................       12:30
UBS RMA Tax-Free Fund, Inc........................       1:00
UBS Series Trust..................................       1:30
UBS PACE Select Advisors Trust....................       2:00

                                                                       Exhibit B

               STATE OF ORGANIZATION, FISCAL YEAR END AND SHARES
                         OUTSTANDING AS OF RECORD DATE

                                                                       Shares
                                                                    Outstanding
                                  Fiscal       State of              as of the
Company/Fund Name                Year End    Organization           Record Date
-----------------               -----------  -------------  ----------------------------
Cashfund......................  March 31     Maryland                      3,066,442,054
Index Trust...................  May 31       Delaware
  S&P 500 Fund............................................  Class A:          10,138,635
                                                            Class B:             698,726
                                                            Class C:           2,453,978
                                                            Class C-2:           387,430
                                                            Class Y:           1,849,562
Investment Trust..............  August 31    Massachusetts
  U.S. Allocation Fund....................................  Class A:          18,336,550
                                                            Class B:           4,416,073
                                                            Class C:           9,294,824
                                                            Class Y:           4,138,526
Money Series..................  April 30     Delaware
  Select Money............................................  Institutional: 5,685,829,266
                                                            Financial
                                                            Intermediary:             --
  Select Treasury.........................................  Institutional:   430,674,311
                                                            Financial
                                                            Intermediary:             --
  Cash Reserves...........................................                   322,941,379
  Liquid Assets...........................................                   471,617,728
Managed Municipal.............  June 30      Massachusetts
  RMA New York............................................                   604,443,416
  RMA California..........................................                   902,345,433
Master Series.................  February 28  Maryland
  UBS Money Market........................................  Class A:          12,318,318
                                                            Class B:           2,149,300
                                                            Class C:           2,364,918
Municipal Money...............  June 30      Massachusetts
  RMA New Jersey..........................................                   140,542,751

                                                                           Shares
                                                                        Outstanding
                                     Fiscal          State of            as of the
Company/Fund Name                   Year End       Organization         Record Date
-----------------               -----------------  -------------  ------------------------
UBS PACE Select Advisors
Trust.........................  July 31            Delaware
  PACE Money Market.............................................  Class P:     252,062,269
  PACE Government...............................................  Class A:      10,192,122
                                                                  Class B:         274,702
                                                                  Class C:       2,639,760
                                                                  Class Y:         735,498
                                                                  Class P:      25,748,866
  PACE Intermediate.............................................  Class A:       6,302,627
                                                                  Class B:          83,810
                                                                  Class C:         605,270
                                                                  Class Y:          89,814
                                                                  Class P:      28,824,166
  PACE Strategic................................................  Class A:       1,676,976
                                                                  Class B:         109,285
                                                                  Class C:         552,800
                                                                  Class Y:          66,774
                                                                  Class P:      33,292,851
  PACE Municipal................................................  Class A:       8,883,132
                                                                  Class B:         152,334
                                                                  Class C:       1,644,352
                                                                  Class Y:          14,934
                                                                  Class P:       9,343,878
  PACE Global...................................................  Class A:      11,771,213
                                                                  Class B:         111,366
                                                                  Class C:         735,373
                                                                  Class Y:         740,107
                                                                  Class P:      25,082,407
  PACE Large Co Value...........................................  Class A:      14,205,092
                                                                  Class B:         314,067
                                                                  Class C:       1,801,191
                                                                  Class Y:       1,978,641
                                                                  Class P:      42,167,037

                                                                           Shares
                                                                        Outstanding
                                     Fiscal          State of            as of the
Company/Fund Name                   Year End       Organization         Record Date
-----------------               -----------------  -------------  ------------------------
  PACE Large Co Growth..........................................  Class A:       5,736,693
                                                                  Class B:         151,600
                                                                  Class C:         600,680
                                                                  Class Y:       1,554,289
                                                                  Class P:      51,297,416
  PACE Small/Medium Co Value....................................  Class A:       2,462,958
                                                                  Class B:         140,480
                                                                  Class C:         658,010
                                                                  Class Y:         220,225
                                                                  Class P:      16,972,534
  PACE Small/Medium Co Growth...................................  Class A:       3,301,679
                                                                  Class B:          87,583
                                                                  Class C:         481,061
                                                                  Class Y:         232,708
                                                                  Class P:      20,654,532
  PACE International Equity.....................................  Class A:       6,119,206
                                                                  Class B:          45,558
                                                                  Class C:         490,493
                                                                  Class Y:       2,884,512
                                                                  Class P:      42,392,963
  PACE International Emerging Markets...........................  Class A:       1,142,998
                                                                  Class B:          37,885
                                                                  Class C:         316,842
                                                                  Class Y:         958,735
                                                                  Class P:      13,379,694
RMA Money.....................  June 30            Maryland
  RMA Money Market..............................................            10,454,857,644
  RMA U.S. Government...........................................             1,103,622,189
  Retirement Money..............................................             1,751,057,000
RMA Tax-Free..................  June 30            Maryland                  3,396,681,792
Series Trust..................  December 31        Massachusetts
  U.S. Allocation Portfolio.....................................  Class H:       1,243,474
                                                                  Class I:       2,668,993

                                                                       Exhibit C

                      LIST OF SHORTHAND NAMES OF COMPANIES
                   AND FUNDS AS USED IN THIS PROXY STATEMENT*

Company/Fund Name                                   Name as Used in This Proxy Statement
-----------------                                   ------------------------------------
UBS Cashfund Inc..................................  Cashfund
UBS Index Trust...................................  Index Trust
  UBS S&P 500 Index Fund..........................  S&P 500 Fund
UBS Investment Trust..............................  Investment Trust
  UBS U.S. Allocation Fund........................  U.S. Allocation Fund
UBS Money Series..................................  Money Series
  UBS Select Money Market Fund....................  Select Money
  UBS Select Treasury Fund........................  Select Treasury
  UBS Cash Reserves Fund..........................  Cash Reserves
  UBS Liquid Assets Fund..........................  Liquid Assets
UBS Managed Municipal Trust.......................  Managed Municipal
  UBS RMA New York Municipal Money Fund...........  RMA New York
  UBS RMA California Municipal Money Fund.........  RMA California
UBS Master Series Inc.............................  Master Series
  UBS Money Market Fund...........................  Money Market Fund
UBS Municipal Money Market Series.................  Municipal Money
  UBS RMA New Jersey Municipal Money Fund.........  RMA New Jersey
UBS PACE Select Advisors Trust....................  PACE Select
  UBS PACE Money Market Investments...............  PACE Money Market
  UBS PACE Government Securities Fixed Income
    Investments...................................  PACE Government
  UBS PACE Intermediate Fixed Income
    Investments...................................  PACE Intermediate
  UBS PACE Strategic Fixed Income Investments.....  PACE Strategic
  UBS PACE Municipal Fixed Income Investments.....  PACE Municipal
  UBS PACE Global Fixed Income Investments........  PACE Global
  UBS PACE Large Co Value Equity Investments......  PACE Large Co Value

Company/Fund Name                                   Name as Used in This Proxy Statement
-----------------                                   ------------------------------------
UBS PACE Large Co Growth Equity
    Investments...................................  PACE Large Co Growth
  UBS PACE Small/Medium Co Value Equity
    Investments...................................  PACE Small/Medium Co Value
  UBS PACE Small/Medium Co Growth Equity
    Investments...................................  PACE Small/Medium Co Growth
  UBS PACE International Equity Investments.......  PACE International Equity
  UBS PACE International Emerging Markets Equity
    Investments...................................  PACE International Emerging Markets
UBS RMA Money Fund, Inc...........................  RMA Money
  UBS RMA Money Market Portfolio..................  Money Market Portfolio
  UBS RMA U.S. Government Portfolio...............  RMA U.S. Government
  UBS Retirement Money Fund.......................  Retirement Money
UBS RMA Tax-Free Fund, Inc........................  RMA Tax-Free
UBS Series Trust..................................  Series Trust
  U.S. Allocation Portfolio.......................  U.S. Allocation Portfolio

------------------------

  * Where a Company is comprised of series, the name of each series appears indented beneath the name of the Company, which is in bold type.

                                                                       Exhibit D

                LIST OF FUND ADVISORS/MANAGERS AND SUB-ADVISORS

Company/Fund Name                                     Advisor/Manager                       Sub-Advisor(s) (if any)
-----------------                                     ---------------                       -----------------------
Cashfund                                  UBS Financial Services Inc.               UBS Global AM
Index Trust
  S&P 500 Fund                            UBS Global AM                             None
Investment Trust
  U.S. Allocation Fund                    UBS Global AM                             None
Money Series                              UBS Global AM                             None
Managed Municipal
  RMA New York                            UBS Financial Services Inc.               UBS Global AM
  RMA California                          UBS Financial Services Inc.               UBS Global AM
Master Series
  Money Market Fund                       UBS Global AM                             None
Municipal Money
  RMA New Jersey                          UBS Financial Services Inc.               UBS Global AM
UBS PACE Select Advisors Trust
  PACE Money Market                       UBS Global AM                             None
  PACE Government                         UBS Global AM                             Pacific Investment Management Company
                                                                                      LLC
  PACE Intermediate                       UBS Global AM                             BlackRock Financial Management, Inc.
  PACE Strategic                          UBS Global AM                             Pacific Investment Management Company
                                                                                      LLC

Company/Fund Name                                     Advisor/Manager                       Sub-Advisor(s) (if any)
-----------------                                     ---------------                       -----------------------
PACE Municipal                            UBS Global AM                             Standish Mellon Asset Management
PACE Global                               UBS Global AM                             Fischer Francis Trees & Watts, Inc.
                                                                                    Rogge Global Partners plc
PACE Large Co
  Value                                   UBS Global AM                             Institutional Capital Corporation
                                                                                    SSgA Funds Management, Inc.
                                                                                    Westwood Management Corp.
PACE Large Co Growth                      UBS Global AM                             GE Asset Management Incorporated
                                                                                    Marsico Capital Management, LLC
                                                                                    SSgA Funds Management, Inc.
PACE Small/Medium Co Value                UBS Global AM                             Ariel Capital Management LLC
                                                                                    Metropolitan West Capital Management LLC
                                                                                    Opus Capital Management, Inc.
PACE Small/Medium Co Growth               UBS Global AM                             Delaware Management Company
                                                                                    Forstmann-Leff Associates, LLC
                                                                                    Riverbridge Partners, LLC
PACE International Equity                 UBS Global AM                             Mondrian Investment Partners Limited
                                                                                    J.P. Morgan Investment Management Inc.
                                                                                    Martin Currie Inc.
PACE International Emerging Markets       UBS Global AM                             Mondrian Investment Partners Limited
                                                                                    Gartmore Global Partners

Company/Fund Name                                     Advisor/Manager                       Sub-Advisor(s) (if any)
-----------------                                     ---------------                       -----------------------
RMA Money
  RMA Money Market                        UBS Financial Services Inc.               UBS Global AM
  RMA U.S. Government                     UBS Financial Services Inc.               UBS Global AM
  Retirement Money                        UBS Financial Services Inc.               UBS Global AM
RMA Tax-Free                              UBS Financial Services Inc.               UBS Global AM
Series Trust
  U.S.Allocation Portfolio                UBS Global AM                             None

                                                                       Exhibit E

                            BENEFICIAL OWNERSHIP OF
                        GREATER THAN 5% OF FUNDS' SHARES

                                                                                      Percentage of Shares
Company and/or Fund Name;                                                           Beneficially Owned as of
Class of Shares                                      Name and Address*                  the Record Date
-------------------------                            -----------------              ------------------------
Index Trust
  S&P 500 Fund
    Class A.............................  HARTFORD LIFE INSURANCE COMPANY                          7.41
                                          NATIONWIDE INSURANCE COMPANY TRUST                       7.11
    Class C-2...........................  UBS FINANCIAL SERVICES INC. FBO                         10.07
                                          THOMAS M HARTE
                                          EILEEN M HARTE JTWROS
                                          MESIROW FINANCIAL INC                                    8.28
                                          JOE A RAITH
    Class Y.............................  FRANKLIN S&P 500 INDEX PORTFOLIO                         62.5
                                          FT 529 COLLEGE SAVINGS PLAN
                                          BROWN BROTHERS HARRIMAN & CO CUST                       15.72
                                          UBS FINANCIAL SERVICES INC. FBO                          11.1
                                          THE JIM & SALLY BARKSDALE
                                          UNITRUST UTA DTD 02-06-96

                                                                                      Percentage of Shares
Company and/or Fund Name;                                                           Beneficially Owned as of
Class of Shares                                      Name and Address*                  the Record Date
-------------------------                            -----------------              ------------------------
Investment Trust
  U.S. Allocation Fund
    Class Y.............................  NORTHERN TRUST COMPANY AS TRUSTEE                       36.35
                                          FBO UBS FINANCIAL SERVICES 401K PL
                                          UBS FINANCIAL SERVICES INC. FBO                         23.32
                                          BOCH BUSINESS TRUST
                                          BARBARA BOCH, ERNEST BOCH &
                                          ROBERT WAKELY, SUCC TTEES
                                          UBS FINANCIAL SERVICES INC. FBO                          12.9
                                          EJB TRUST DTD 6/5/02
                                          BARBARA BOCH, ERNEST BOCH,
                                          UBS FINANCIAL SERVICES INC. FBO                          6.16
                                          BOCH BUSINESS TRUST
                                          ERNEST BOCH TTEE
Money Series
  Select Treasury
    Institutional.......................  UBS FINANCIAL SERVICES INC.                             11.02
                                          FBO VALHALLA SYNERGY FUND LLC
                                          UBS FINANCIAL SERVICES INC.                              7.22
                                          FBO VALHALLA DIVERSIFIED LLC
                                          UBS FINANCIAL SERVICES INC.                              5.45
                                          FBO WILLIAM M HAIT
Managed Municipal
  RMA California........................  UBS FINANCIAL SERVICES INC. FBO                          5.09
                                          KENNETH DAVID MOELIS &
                                          JULIE LYNN MOELIS TTEES
                                          U/A DTD 12/03/90

                                                                                      Percentage of Shares
Company and/or Fund Name;                                                           Beneficially Owned as of
Class of Shares                                      Name and Address*                  the Record Date
-------------------------                            -----------------              ------------------------
Master Series
  Money Market Fund
    Class A.............................  BALSA & CO (MIXED)                                       8.22
    Class B.............................  UBS FINANCIAL SERVICES INC. CUST                         8.03
                                          TELEDYNAMICS COMMON SERV. CORP
                                          TELE-DYNAMICS PENSION PLAN
    Class C.............................  UBS FINANCIAL SERVICES INC. FBO                          6.44
                                          CHARLES C. CUNNINGHAM
                                          UBS FINANCIAL SERVICES INC. FBO                          6.34
                                          IRENE CUNNINGHAM
                                          UBS FINANCIAL SERVICES INC. FBO                          5.31
                                          MARK N WOLF
                                          UBS FINANCIAL SERVICES INC. FBO                          5.15
                                          MARK B LEVENSON
UBS PACE Select Advisors Trust
  PACE Government
    Class C.............................  UBS FINANCIAL SERVICES INC. FBO                          7.18
                                          MARGARET M MCDERMOTT
    Class Y.............................  NORTHERN TRUST COMPANY AS TRUSTEE                       86.01
                                          FBO UBS FINANCIAL SERVICES 401K PL

                                                                                      Percentage of Shares
Company and/or Fund Name;                                                           Beneficially Owned as of
Class of Shares                                      Name and Address*                  the Record Date
-------------------------                            -----------------              ------------------------
PACE Intermediate
    Class B.............................  MERRILL LYNCH FINANCIAL DATA SCVS                        7.45
                                          UBS FINANCIAL SERVICES INC. CUST                         6.61
                                          RAYMOND J COUPE
    Class Y.............................  NORTHERN TRUST COMPANY AS TRUSTEE                       21.72
                                          FBO UBS FINANCIAL SERVICES 401K PL
                                          UBS FINANCIAL SERVICES INC. CUST                         11.1
                                          UBS-FINSVC CDN FBO
                                          MS GERTUDE A TORMEY
                                          UBS FINANCIAL SERVICES INC. CUST                         9.83
                                          UBS-FINSVC CDN FBO
                                          DONALD J WENGLER
                                          UBS FINANCIAL SERVICES INC. CUST                         5.55
                                          WILLIAM G. STAPLETON
  PACE Strategic
    Class B.............................  UBS FINANCIAL SERVICES INC. CUST                        11.98
                                          RAYMOND J COUPE
    Class Y.............................  NORTHERN TRUST COMPANY AS TRUSTEE                       77.32
                                          FBO UBS FINANCIAL SERVICES 401K PL

                                                                                      Percentage of Shares
Company and/or Fund Name;                                                           Beneficially Owned as of
Class of Shares                                      Name and Address*                  the Record Date
-------------------------                            -----------------              ------------------------
PACE Municipal
    Class B.............................  FIRST CLEARING, LLC                                     14.46
                                          WBNA COLLATERAL ACCOUNT
                                          FBO BRAD RICHTER
                                          UBS FINANCIAL SERVICES INC. FBO                         10.58
                                          ALBERT G COWART &
                                          MRS ELNORA M COWART JT/WROS
                                          UBS FINANCIAL SERVICES INC. FBO                          5.77
                                          PATRICIA WELCH SUCC TTEE
                                          MARTIN QTIP NON EXEMPT TRUST C
                                          UBS FINANCIAL SERVICES INC. FBO                          5.47
                                          FRANCES SCHWARTZ
    Class C.............................  UBS FINANCIAL SERVICES INC. FBO                          5.21
                                          MARY F PEARLMAN TRUSTEE OF
                                          THE MARY F PEARLMAN TRUST
                                          AGREEMENT DTD 06-08-98
    Class Y.............................  UBS FINANCIAL SERVICES INC. FBO                         42.72
                                          GILBERT C POWERS AND
                                          PAMELA M POWERS TTEES
                                          POWERS REV TRUST UTD 10/18/01
                                          UBS FINANCIAL SERVICES INC. FBO                         13.37
                                          JAMES C WILEY &
                                          LYNN WILEY JT TEN
                                          UBS FINANCIAL SERVICES INC. FBO                         12.99
                                          DONALD A ILLUZZI TRUSTEE
                                          DONALD A ILLUZZI DECLARATION
                                          OF TRUST U/A DTD 7/21/2005
                                          UBS FINANCIAL SERVICES INC. FBO                          7.31
                                          JOHN J O'FLAHERTY &
                                          NANCY D O'FLAHERTY JT TEN

                                                                                      Percentage of Shares
Company and/or Fund Name;                                                           Beneficially Owned as of
Class of Shares                                      Name and Address*                  the Record Date
-------------------------                            -----------------              ------------------------
                                          UBS FINANCIAL SERVICES INC.                                    5.5
                                          FBO
                                          CATHERINE E SMITH TTEE
                                          UBS FINANCIAL SERVICES INC. FBO                          5.08
                                          LISA A BAILEY
  PACE Global
    Class B.............................  UBS FINANCIAL SERVICES INC. CUST                         8.36
                                          RAYMOND J COUPE
                                          UBS FINANCIAL SERVICES INC. CUST                         5.69
                                          CHARLES ARTHUR GRUSH
    Class Y.............................  NORTHERN TRUST COMPANY AS TRUSTEE                       86.65
                                          FBO UBS FINANCIAL SERVICES 401K PL
  PACE Large Co Value
    Class B.............................  MERRILL LYNCH FINANCIAL DATA SCVS                        5.58
    Class Y.............................  NORTHERN TRUST COMPANY AS TRUSTEE                       96.16
                                          FBO UBS FINANCIAL SERVICES 401K PL
  PACE Large Co Growth
    Class Y.............................  NORTHERN TRUST COMPANY AS TRUSTEE                       99.31
                                          FBO UBS FINANCIAL SERVICES 401K PL
  PACE Small/Medium Co Value
    Class Y.............................  NORTHERN TRUST COMPANY AS TRUSTEE                       76.22
                                          FBO UBS FINANCIAL SERVICES 401K PL

                                                                                      Percentage of Shares
Company and/or Fund Name;                                                           Beneficially Owned as of
Class of Shares                                      Name and Address*                  the Record Date
-------------------------                            -----------------              ------------------------
PACE Small/Medium Co
    Growth
    Class B.............................  UBS FINANCIAL SERVICES INC. CUST                         5.54
                                          HOWARD D CHAPHE
    Class Y.............................  NORTHERN TRUST COMPANY AS TRUSTEE                       94.19
                                          FBO UBS FINANCIAL SERVICES 401K PL
  PACE International Equity
    Class B.............................  UBS FINANCIAL SERVICES INC. CUST                         9.71
                                          JOE EDD SCOTT
    Class Y.............................  NORTHERN TRUST COMPANY AS TRUSTEE                       96.84
                                          FBO UBS FINANCIAL SERVICES 401K PL
  PACE International Emerging Markets
    Class A.............................  UBS FINANCIAL SERVICES INC. FBO                           6.3
                                          THE FEINSTEIN FOUNDATION INC
    Class B.............................  FIRST CLEARING, LLC                                     11.37
                                          LINDA JOHNSON ROTH IRA
                                          FCC AS CUSTODIAN
                                          WELLS FARGO INVESTMENTS LLC                             10.27
                                          UBS FINANCIAL SERVICES INC. CUST                         6.94
                                          UBS-FINSVC CDN FBO
                                          RICHARD GLENN LOONEY
                                          UBS FINANCIAL SERVICES INC. CUST                          5.1
                                          WILLIAM L ZANDER
                                          SIMPLE IRA
    Class Y.............................  NORTHERN TRUST COMPANY AS TRUSTEE                       96.86
                                          FBO UBS FINANCIAL SERVICES 401K PL

                                                                                      Percentage of Shares
Company and/or Fund Name;                                                           Beneficially Owned as of
Class of Shares                                      Name and Address*                  the Record Date
-------------------------                            -----------------              ------------------------
Series Trust
  U.S. Allocation Portfolio
    Class H.............................  AIG LIFE PARADIGM VARIABLE ANNUITY                      88.11
                                          AIG LIFE PARADIGM ADB                                   10.87
                                          VARIABLE ANNUITY
    Class I.............................  HARTFORD LIFE INSURANCE COMPANY                         49.89
                                          SUNLIFE ASSURANCE CO OF CANADA US                       25.98
                                          OHIO NATL LIFE INS CO FBO SEP ACCTS                     23.86

------------------------------

     * The shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

                                                                       Exhibit F
                            BOARD MEMBER AND NOMINEE
                            OWNERSHIP OF FUND SHARES

Board Member or                                                                 Dollar Range of Equity
Nominee*                                           Fund**                        Securities in Fund***
---------------                                    ------                       ----------------------
Current Board Members
Interested Board Member
  Meyer Feldberg                     None                                 None
Non-Interested Board Members
  Richard Q. Armstrong               Liquid Assets                        Over $100,000
                                     U.S. Allocation Fund                 Over $100,000
  David J. Beaubien                  PACE Global                          $1 - $10,000
                                     PACE Government                      $10,001 - $50,000
                                     PACE International                   $10,001 - $50,000
                                     Equity
                                     PACE International                   $10,001 - $50,000
                                     Emerging Markets
                                     PACE Large Co Growth                 $10,001 - $50,000
                                     PACE Large Co Value                  $10,001 - $50,000
                                     PACE Money Market                    $1 - $10,000
                                     PACE Small/Medium Co                 $10,001 - $50,000
                                     Growth
                                     PACE Small/Medium Co                 $10,001 - $50,000
                                     Value
                                     Retirement Money                     $10,001 - $50,000
  Richard R. Burt                    PACE Large Co Value                  $10,001 - $50,000
                                     PACE Small/Medium Co Growth          $50,001 - $100,000
                                     U.S. Allocation Fund                 $50,001 - $100,000
  William D. White                   PACE International Equity            $10,001 - $50,000
                                     PACE International Emerging Markets  $1 - $10,000
                                     PACE Large Co Growth                 $10,001 - $50,000
                                     PACE Large Co Value                  $10,001 - $50,000
                                     PACE Money Market                    $1 - $10,000
                                     PACE Small/Medium Co Growth          $10,001 - $50,000
                                     PACE Small/Medium Co Value           $10,001 - $50,000
Nominees
  Alan S. Bernikow                   None                                 None
  Bernard H. Garil                   PACE Large Co Growth                 $50,001 - $100,000
                                     PACE Small/Medium Co                 $50,001 - $100,000
                                     Growth
  Heather Richardson Higgins         None                                 None

                                           Aggregate Dollar Range
                                           of Equity Securities in
                                               All Registered
                                            Investment Companies
                                              Overseen or to be
                                              Overseen by Board
                                              Member or Nominee
                                            for Which UBS Global
                                             AM or an Affiliate
                                            Serves as Investment
Board Member or                            Advisor, Sub-Advisor or
Nominee*                                         Manager***
---------------                            -----------------------
Current Board Members
Interested Board Member
  Meyer Feldberg                     Over $100,000
Non-Interested Board Members
  Richard Q. Armstrong               Over $100,000

  David J. Beaubien                  Over $100,000

  Richard R. Burt                    Over $100,000

  William D. White                   Over $100,000

Nominees
  Alan S. Bernikow                   None
  Bernard H. Garil                   Over $100,000

  Heather Richardson Higgins         None

--------------------------------

  * To the extent they have not already done so, the current Board Members and Nominees have each agreed to invest the equivalent of a minimum of one year's Board Member's fees, in the aggregate, in the Funds in the UBS Fund complex. Such investments may be spread across a number of Funds, and they may not necessarily be made in any one particular Fund overseen. The investment will be made over a period not to exceed three years from the beginning of 2004 or the date of their election to the Board, whichever is later.
 ** Unless otherwise indicated, the Board Member or Nominee owns no shares of the Funds.
*** Information regarding ownership of shares of each individual Fund is as of November 17, 2005; information regarding aggregate ownership of shares in all registered investment companies overseen by Current Board Members for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2004; information regarding aggregate ownership of shares in all registered investment companies overseen by the new nominees for which UBS Global AM or an affiliate serves as investment advisor, subadvisor or manager is as of November 17, 2005.

                                                                       Exhibit G

                            AUDIT COMMITTEE CHARTER
                    AMENDED AND RESTATED AS OF MAY 12, 2004

ESTABLISHMENT AND PURPOSE

    This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each fund (the "Fund") advised by UBS Global Asset Management (US) Inc. ("UBS Global") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to assist Board oversight of (1) the integrity of the Fund's financial statements,
(2) the Fund's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence and (4) the performance of the Fund's independent auditors.

    In performing its Board oversight assistance function, the Committee will, among other things (a) oversee the scope of the Fund's audit, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (b) approve, and recommend to the Board, for ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as determining the compensation thereof; and (c) pre-approve all audit and non-audit services provided to the Fund and certain other persons by such independent auditors.

DUTIES AND RESPONSIBILITIES

    Audit Oversight

    The Fund's independent auditors are accountable to the Committee.

    The Committee shall:

    1. Approve, and recommend to the Board for the Board's ratification, the selection, appointment, retention or termination of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

    2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee

------------------------

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global and any service providers controlling, controlled by or under common control with UBS Global that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global or the Fund's officers).

    3. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; receive periodic reports from the independent auditors regarding the independent auditors' independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board); and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

    4. Review, in consultation with the independent auditors, the scope of the Fund's proposed audit each year, including the audit procedures to be utilized, and certain other matters in connection with the Fund's financial statements.

    5. Inquire of UBS Global and the independent auditors as to the Fund's qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

    6. [Closed-end Funds only] Review and discuss the Fund's audited annual financial statements and unaudited semiannual reports with UBS Global and, in the case of the audited financials, the independent auditors, including the Fund's disclosure of management's discussion of Fund performance.

    7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, or any subsequent Statement, and management's response.

    8. Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1, or any subsequent Statement.

    9. Review, in consultation, as appropriate, with the independent auditors and Fund service providers, matters relating to internal controls and disclosure controls and procedures at the Fund and at the Fund's service providers.

    10. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, UBS Global, the Fund's sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter received from a regulatory or self-regulatory organization addressed to the Fund, UBS Global or the Fund's sub-adviser(s), if any, that relates to services rendered to the Fund.

    11. Establish procedures for the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures (set forth on Appendix C hereto) for the confidential, anonymous submission by Fund officers or employees and the Fund's investment adviser (including sub-advisers, if any), administrator(s), principal underwriter or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters related to the Fund.

    12. Request that the independent auditors report to the Committee on any unusual items or matters discovered during the course of any semi-annual or other reviews.

    13. [Closed-end Funds only] Consider and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund's officers and UBS Global; and prepare the audit committee report required to be included in the Fund's proxy statement for its annual meeting of shareholders.

    14. [Closed-end Funds only] At least annually, obtain and review a report by the Fund's independent auditors describing (i) the independent auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with such issues; and (iii) (to assess the independent auditors' independence) all relationships between the independent auditor and the Fund.

    15. [Closed-end Funds only] Discuss in general the Fund's periodic earnings releases, as well as any financial information and earnings guidance provided to analysts and rating agencies.

    16. [Closed-end Funds only] Discuss policies with respect to risk assessment and risk management.

    17. [Closed-end Funds only] Review hiring policies of UBS Global and the Fund, if any, for employees and former employees of the Fund's independent auditors.

    18. [Closed-end Funds only] Prepare an annual performance evaluation of the Committee for the Board's review.

    19. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

    In performing its duties, the Committee shall be provided by UBS Global, the Fund's sub-advisor(s), if any, or the Fund, as applicable, with such information, data and services as the Committee shall request to discharge its duties and responsibilities, shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, UBS Global, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers and, as it determines necessary to carry out its duties and at the Fund's expense, may engage outside advisors and consultants. In carrying out its functions, the Committee shall meet separately, periodically, with management and with the Fund's independent auditors. The Fund shall provide appropriate funding for the Committee to carry out its duties and responsibilities.

COMPOSITION

    The Committee shall have a minimum of three members and shall be composed of a number of Board members, each of whom has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), as the Board shall determine from time to time. Each member of the Committee must also meet the independence and experience requirements as set forth in Sections 303A.07(a) and 303.01(b)(2)(a) of the New York Stock Exchange's Listed Company Manual, in each case as applicable to closed-end Funds. The Committee shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve for a term of three years, which term may be renewed from time to time.(2)

    In addition, the Board shall use its best efforts to ensure that at least one member of the Committee is an "audit committee financial expert," as determined under the rules of the Securities and Exchange Commission. Appendix B sets forth the audit committee financial expert requirements as of the date of this amended and restated Charter. In the event that the Committee does not have at least one such audit committee financial expert, the nominating committee of the Board shall endeavor to identify and recommend to the Board a candidate that meets such requirements or, in the event the Board does not, at such time, have a nominating committee, the Board shall designate the Independent Board Members as a committee to identify and recommend to the Board a candidate that meets such requirements.

    For those Funds listed on the NYSE, no member of the Committee may serve on the audit committees of more than three public companies, including all Funds managed by UBS Global (deemed for these purposes to be a single public company), unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively.

MEETINGS

    The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee may request any officer or employee of the Fund, the Fund's counsel, UBS Global, the Fund's sub-adviser(s), if any, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund's independent auditors at least once a year outside the presence of the Fund's officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Fund's officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

    One-third of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

------------------------

2 In the case of a newly-organized UBS fund, the Chairperson's term will be coterminous with those of the other UBS funds listed on Schedule A, even if such term is shorter than three years.

REPORTING

    The Chairperson shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

    While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Fund's audit or for determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not full-time employees of the Fund, it is not the duty or the responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Fund from which it receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The review of the Fund's financial statements by the Committee is not of the same quality as the audit performed by the independent auditors.

    In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

    This Charter may be amended by a vote of a majority of the Board members.

Appendix A

UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series, Inc.
*Strategic Global Income Fund, Inc.
*Global High Income Dollar Fund Inc.
*Investment Grade Municipal Income Fund Inc.
*Insured Municipal Income Fund Inc.
*Managed High Yield Plus Fund Inc.

*Closed-end Funds. The duties and responsibilities of any provision applicable exclusively to closed-end funds apply to these funds only.

Appendix B

                 AUDIT COMMITTEE FINANCIAL EXPERT REQUIREMENTS

    An "audit committee financial expert" is a person who has the following attributes:

        an understanding of generally accepted accounting principles and financial statements;

        the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

        experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

        an understanding of internal controls and procedures for financial reporting; and

        an understanding of audit committee functions.

    A person must have acquired such attributes through one or more of the following:

        education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

        experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

        experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

        other relevant experience.

Appendix C

                        POLICIES OF THE AUDIT COMMITTEE
                  REGARDING CONCERNS OR COMPLAINTS RELATING TO
                  ACCOUNTING, INTERNAL ACCOUNTING CONTROLS OR
                   AUDITING MATTERS OR OTHER MATTERS RELATING
                         TO THE OPERATIONS OF THE FUND

Introduction

    The following policies are adopted by the Board of each fund ("Fund") advised by UBS Global Asset Management (US) Inc. ("UBS Global AM") listed on Appendix A to the Fund's Audit Committee Charter ("Charter").

    These policies shall constitute an amendment to, and a part of, the Charter and shall be designated as Appendix C to the Charter. These policies constitute the procedures to be established pursuant to Item 10 of "Duties and Responsibilities--Audit Oversight" in the Charter; however, the Board has decided to extend the benefit of these policies to all Funds, not just those exchange-listed Funds that are required to establish such procedures pursuant to
Section 301 of the Sarbanes-Oxley Act and Rule 303A of the New York Stock Exchange Inc. Listed Company Manual.

    These policies establish (1) procedures for the receipt, retention and treatment of complaints received by the Fund (including Fund officers) regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund, (2) procedures for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of the investment adviser (and sub-advisor, if applicable), administrator (and sub-administrator, if applicable), principal underwriter (if any), or any other provider of accounting related services for the Fund (each a "Service Provider") and (3) protections for such persons bringing complaints or concerns to the attention of the Board's Audit Committee (the "Committee").

Reporting

    It is expected that all board members and officers, as well as employees of each Service Provider, will report promptly any concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund. Employees of Service Providers (including Fund officers) should first consider exhausting any internal reporting mechanisms at their firm before directly contacting the Chairperson of the Committee (or in the event of a potential conflict involving such person, any other member of the Committee). If such a person does not receive a satisfactory response within a reasonable period of time, or if he or she believes that utilizing internal reporting mechanisms would be futile or otherwise undesirable, he or she should (1) in the case of Service Providers under the supervision of UBS Global AM (e.g., State Street Bank and Trust or PFPC, Inc.), contact UBS Global AM via the "ethics hotline" and/or mailbox referenced below (unless such person believes that using such "ethics hotline" and/or mailbox would be futile or otherwise undesirable, in which case he or she should report concerns as directed in the remainder of this sentence); or (2) in the case of all other persons, contact the Chairperson of the Committee directly (or in the event of a potential conflict involving such person, any other member of the Committee).

    The Committee requests that each Service Provider promptly inform it of complaints or concerns received from its employees pursuant to these or any similar policies it may have if such complaints or concerns are reasonably believed to relate to accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund.

    The Committee directs UBS Global AM to communicate these policies to its primary contact(s) at each other Service Provider. Each Service Provider, including UBS Global AM, shall be directed to make these methods by which complaints or concerns can be communicated known to its employees who are primarily involved in accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund that could reasonably be expected to impact the Fund. If any Service Provider refuses such request, UBS Global AM shall notify the Committee of the Service Provider's reasons for non-cooperation, and the Committee shall recommend to the Board such actions as it believes appropriate.

Non Retaliation

    The Fund prohibits any form of retaliation being taken against any board member or officer, and shall request that each Service Provider not take any form of retaliation against its employees, as a result of such person lawfully engaging in any of the following "Covered Activities":

    1. reporting concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund; or

    2. assisting in an internal or external investigation conducted by the Fund or a Service Provider regarding such concerns or complaints; or

    3. filing, testifying, participating or otherwise assisting in a criminal or regulatory proceeding relating to the Fund or a Service Provider.

    To the extent possible, the Board shall seek assurances from Service Providers that they shall not discharge, demote, suspend, threaten, harass, or in any other manner discriminate against an employee in the terms and conditions of his or her employment because such employee has made a report of a concern or complaint or engaged in any other Covered Activities under these policies. In addition, the Board shall seek assurances from Service Providers that they shall not knowingly, with the intent to retaliate, take any action harmful to any employee, including interference with the lawful employment or livelihood of any person, for providing to a law enforcement officer any truthful information relating to the commission or possible commission of any crime.

Confidentiality

    Reasonable efforts will be made to keep a reporting person's identity confidential. In certain circumstances, however, it may be possible that in the course of the investigation, facts must be disclosed that would require the identity of the reporting person to be disclosed. Accordingly, in such circumstances, it is not possible to give a blanket guarantee of confidentiality. However, the Committee shall take all reasonable steps (and ask its Service Providers to make reasonable efforts) to attempt to safeguard the submission of information on a confidential basis.

    A Fund Person or Service Provider employee may submit information anonymously to the Committee through a letter addressed directly to the Chairman of the Committee (or in the event of a potential conflict involving such person, to any other member of the Committee at the Chairman's (or other Committee member's) address as specified in the Fund's Annual Report to Shareholders. The Committee recognizes that certain Service Providers have established their own procedures for the confidential, anonymous receipt of concerns or complaints and requests that Service Providers promptly report to the Committee any concerns or complaints relating to the matters discussed herein.

Ethics Hotline & Mailbox

    Where circumstances preclude the use of conventional channels, UBS Global AM has established an ethics hotline and a physical mailbox to facilitate the confidential, anonymous submission of concerns regarding potential legal/ regulatory violations and questionable accounting or auditing matters or other matters relating to the operations of a Fund or other ethical dilemmas. The hotline is available for leaving a voicemail message 24-hours a day, seven days a week. In order to protect confidentiality, only the UBS Global AM General Counsel and Chief Compliance Officer will be authorized to retrieve messages. Please utilize the hotline and the mailbox only for this stated purpose. The ethics hotline number is 866-237 1851. Written submissions should be addressed to: UBS Global Asset Management (US) Inc., Attn: ETHICS, 51 West 52nd Street, New York, NY 10019-6114.

Breach of this policy

    Retaliatory conduct which amounts to a breach of this policy could result in criminal or regulatory sanctions or civil liability or have an adverse effect on the Fund's or a Service Provider's reputation. As a result, a breach of this policy may constitute gross misconduct and may result in disciplinary action up to and including dismissal from service as a board member or officer, or with respect to a Service Provider, the Board's decision to terminate any Fund contracts or other relationships with the Service Provider.

Retention and Treatment of Information Regarding Concerns and Complaints

    The Committee minutes shall reflect the receipt, retention and treatment of information received pursuant to this policy. The Committee shall have the power to obtain the resources it deems necessary and appropriate to investigate any information regarding such concerns or complaints, including obtaining the assistance of special counsel, auditors or other advisors or consultants to assist it in carrying out its responsibilities.

                                                                      (May 2004)

                                                                       Exhibit H

             NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

                  AMENDED AND RESTATED AS OF NOVEMBER 10, 2004

ESTABLISHMENT AND PURPOSE

This document serves as the Charter for the Nominating and Corporate Governance Committee (the "Committee") of the Board of each fund (the "Fund") advised by UBS Global Asset Management (US) Inc. ("UBS Global") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) identify individuals qualified to serve as members of the Board of Directors/Trustees (the "Board") of each Fund; (b) make recommendations to the Board on the composition of the Board; (c) recommend committee assignments and responsibilities to the Board; (d) make recommendations to the Board regarding corporate governance matters and responsibilities; and
(e) periodically assess the functioning of the Board and its committees (including the Committee).

COMPOSITION

    1. The Committee shall consist of three or more Board members who are not "interested persons" of the Fund, as that term is defined in
        Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"). Each member of the Committee must also meet the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange (the "NYSE"). Each Committee member shall serve until a successor to such member is duly elected or qualified or until such member's resignation or removal from the Board or the Committee.

    2. The Committee shall elect a chairperson (the "Chairperson") of the Committee, who shall preside over Committee meetings.

    3. The compensation of the Chairperson and the Committee members shall be as determined by the Board.

NOMINATION AND APPOINTMENT POLICY

    1. The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

    2. In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

        - whether or not the person is an "interested person" as defined in the 1940 Act, meets the independence and experience requirements of the NYSE cited above and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

        - whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

        - whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

        - the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight,

        - the interplay of the candidate's experience with the experience of other Board members; and

        - the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

    3. While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Fund shareholders if a vacancy occurs among those Board members who are Independent Board Members. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund's disclosure documents. The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

    4. The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

DUTIES AND RESPONSIBILITIES

    1. The Committee shall identify individuals believed to be qualified to become Board members and recommend to the Board the nominees to either
        (i) be elected by the Board or (ii) stand for election as Board members at the annual or special meeting of shareholders, as applicable.

    2. The Committee shall be responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

    3. The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Board members, including, as it deems necessary, any term limits and mandatory retirement age.

    4. The Committee shall review, as it deems necessary, and make recommendations to the Board with regard to the compensation of Board and committee chairpersons.

    5. The Committee shall have the authority to retain and terminate any search firm to be used to identify Board nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

    6. The Committee shall be responsible for overseeing an annual evaluation of the Board and its committees to determine whether the Board and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare a summary of the performance of the Board and its committees, to be discussed with the Board.

    7. The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to
        (a) the nomination of the Board or any committee members, (b) corporate governance matters and (c) Board and committee evaluation matters.

SUBCOMMITTEES

    1. The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

MEETINGS

    1. The Committee shall meet at such times as it deems necessary or appropriate to carry out its duties. Meetings of the Committee may be held in person, by telephone or by other appropriate means. The Committee may also take action by unanimous written consent.

    2. One-half of the Committee's members shall constitute a quorum, if at least two members are present. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

    3. The Committee shall keep written minutes of its meetings, which minutes shall be maintained within the books and records of the Fund, and the Committee shall report to the Board on its meetings.

    4. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

    5. The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Fund.

REPORTING

    1. The Chairperson shall report to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

AMENDMENTS

    1. This Charter may be amended by a vote of a majority of the Board members.

Schedule A

UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series, Inc.
Strategic Global Income Fund, Inc.
Global High Income Dollar Fund Inc.
Investment Grade Municipal Income Fund Inc.
Insured Municipal Income Fund Inc.
Managed High Yield Plus Fund Inc.

                                                                       Exhibit I

                      AUDIT FEES PAID TO COMPANY AUDITORS

                                          Audit Fees Paid For  Audit Fees Paid For
                                          Most Recent Fiscal   Second Most Recent
Fund                                             Year*            Fiscal Year*
----                                      -------------------  -------------------
Cashfund................................       $ 75,600             $ 70,100
Index Trust.............................         32,300               36,200
Investment Trust........................         65,700               70,100
Money Series............................        152,600              156,100
Managed Municipal.......................         99,400               90,800
Master Series...........................         23,400               22,600
Municipal Money.........................         34,200               31,300
PACE Select Advisors Trust..............        522,904              475,804
RMA Money...............................        207,900              190,000
RMA Tax-Free............................         58,200               53,300
Series Trust............................         37,400               33,900

------------------------

  *  The fiscal year end for each Fund is listed in Exhibit B.

                                                                       Exhibit J

                  AUDIT-RELATED FEES PAID TO COMPANY AUDITORS

                                          Audit-Related Fees  Audit-Related Fees
                                            Paid For Most      Paid For Second
                                            Recent Fiscal     Most Recent Fiscal
Fund                                            Year*               Year*
----                                      ------------------  ------------------
Cashfund................................       $ 3,500             $ 3,618
Index Trust.............................         3,500               3,617
Investment Trust........................         6,212               1,193
Money Series............................        13,000              10,853
Managed Municipal.......................         5,424               5,186
Master Series...........................         3,500               3,617
Municipal Money.........................         2,712               2,593
PACE Select Advisors Trust..............        19,200              32,316
RMA Money...............................         8,136               7,779
RMA Tax-Free............................         2,712               2,593
Series Trust............................         3,500               3,618

------------------------

  *  The fiscal year end for each Fund is listed in Exhibit B.

                                                                       Exhibit K

                       TAX FEES PAID TO COMPANY AUDITORS

                                          Tax Fees Paid For   Tax Fees Paid For
                                          Most Recent Fiscal  Second Most Recent
Fund                                            Year*            Fiscal Year*
----                                      ------------------  ------------------
Cashfund................................       $ 2,200             $ 10,700
Index Trust.............................        11,300               14,700
Investment Trust........................         3,600               20,100
Money Series............................         7,300               31,800
Managed Municipal.......................         2,600               24,700
Master Series...........................         2,200                9,700
Municipal Money.........................         1,100               11,900
PACE Select Advisors Trust..............        99,800              170,100
RMA Money...............................         3,700               38,300
RMA Tax-Free............................         1,500               13,000
Series Trust............................         9,800               10,300

------------------------

  *  The fiscal year end for each Fund is listed in Exhibit B.

                                                                       Exhibit L

               AGGREGATE NON-AUDIT FEES PAID TO COMPANY AUDITORS

                                  Aggregate Non-Audit Fees Paid For      Aggregate Non-Audit Fees Paid For
                                      Most Recent Fiscal Year*            Second Most Recent Fiscal Year*
                                -------------------------------------  -------------------------------------
                                                 On Behalf of the                       On Behalf of the
                                               Company's Investment                   Company's Investment
                                              Advisor (not including                 Advisor (not including
                                                  any sub-advisor                        any sub-advisor
                                                   whose role is                          whose role is
                                                primarily portfolio                    primarily portfolio
                                                 management and is                      management and is
                                               subcontracted with or                  subcontracted with or
                                                overseen by another                    overseen by another
                                                investment advisor)                    investment advisor)
                                                  and any entity                         and any entity
                                              controlling, controlled                controlling, controlled
                                                by, or under common                    by, or under common
                                                 control with the                       control with the
                                                Investment Advisor                     Investment Advisor
                                On Behalf of   that provides ongoing   On Behalf of   that provides ongoing
                                    the           services to the          the           services to the
Fund                              Company             Company            Company             Company
----                            ------------  -----------------------  ------------  -----------------------
Cashfund......................    $  5,700          $3,224,602           $ 14,318          $3,250,175
Index Trust...................      14,800           2,854,133             18,317           3,377,990
Investment Trust..............       9,812           2,863,762             21,293           3,728,488
Money Series..................      20,300           3,091,493             42,653           3,589,933
Managed Municipal.............       8,024           1,704,821             29,886           1,720,929
Master Series.................       5,700           1,747,141             13,317           1,673,547
Municipal Money...............       3,812           1,704,821             14,493           1,720,929
PACE Select Advisors Trust....     119,000           2,788,965            202,416           3,890,464
RMA Money.....................      11,836           2,553,479             46,079           3,814,505
RMA Tax-Free..................       4,212           1,704,821             15,593           1,720,929
Series Trust..................      13,300           3,114,519             13,918           3,339,976

------------------------

  *  The fiscal year end for each Fund is listed in Exhibit B.

                                                                       Exhibit M

                       SCHEDULE OF BOARD, AUDIT COMMITTEE
                                      AND
                         NOMINATING COMMITTEE MEETINGS

                                                    Number of
                                                    Meetings
                                                    over the
                                                    Company's
                                                     Fiscal
Company/Fund Name                                     Year*
-----------------                                   ---------
Cashfund
  Board...........................................        7
  Audit Committee.................................        5
  Nominating and Corporate Governance Committee...        3
Index Trust
  Board...........................................        7
  Audit Committee.................................        5
  Nominating and Corporate Governance Committee...        5
Investment Trust
  Board...........................................        6
  Audit Committee.................................        5
  Nominating and Corporate Governance Committee...        7
Money Series
  Board...........................................        7
  Audit Committee.................................        5
  Nominating and Corporate Governance Committee...        4
Managed Municipal
  Board...........................................        7
  Audit Committee.................................        5
  Nominating and Corporate Governance Committee...        6
Master Series
  Board...........................................        7
  Audit Committee.................................        5
  Nominating and Corporate Governance Committee...        3
Municipal Money
  Board...........................................        7
  Audit Committee.................................        5
  Nominating and Corporate Governance Committee...        6
UBS PACE Select Advisors Trust
  Board...........................................        6
  Audit Committee.................................        5
  Nominating and Corporate Governance Committee...        7

------------------------

  *  The fiscal year end for each Company is listed in Exhibit B.

                                                    Number of
                                                    Meetings
                                                    over the
                                                    Company's
                                                     Fiscal
Company/Fund Name                                     Year*
-----------------                                   ---------
RMA Money
  Board...........................................        7
  Audit Committee.................................        5
  Nominating and Corporate Governance Committee...        6
RMA Tax-Free
  Board...........................................        7
  Audit Committee.................................        5
  Nominating and Corporate Governance Committee...        6
Series Trust
  Board...........................................        7
  Audit Committee.................................        5
  Nominating and Corporate Governance Committee...        5

------------------------

  *  The fiscal year end for each Company is listed in Exhibit B.

                                                                       Exhibit N

                       LENGTH OF SERVICE OF ERNST & YOUNG

                                                       Length of
Company/Fund                                            Service
------------                                           ---------
Cashfund..........................................  Since Inception
Index Trust
  S&P 500 Fund....................................  Since Inception
Investment Trust
  U.S. Allocation Fund............................       Since 1995
Money Series
  Select Money....................................  Since Inception
  Select Treasury.................................  Since Inception
  Cash Reserves...................................  Since Inception
  Liquid Assets...................................  Since Inception
Managed Municipal
  RMA New York....................................  Since Inception
  RMA California..................................  Since Inception
Master Series
  Money Market Fund...............................       Since 2002
Municipal Money
  RMA New Jersey..................................       Since 1995
PACE Select Advisors Trust
  PACE Money Market...............................  Since Inception
  PACE Government.................................  Since Inception
  PACE Intermediate...............................  Since Inception
  PACE Strategic..................................  Since Inception
  PACE Municipal..................................  Since Inception
  PACE Global.....................................  Since Inception
  PACE Large Co Value.............................  Since Inception
  PACE Large Co Growth............................  Since Inception
  PACE Small/Medium Co Value......................  Since Inception
  PACE Small/Medium Co Growth.....................  Since Inception
  PACE International Equity.......................  Since Inception
  PACE International Emerging Markets.............  Since Inception
RMA Money
  RMA Money Market................................  Since Inception
  RMA U.S. Government.............................  Since Inception
  Retirement Money................................  Since Inception
RMA Tax-Free......................................  Since Inception
Series Trust
  U.S. Allocation Portfolio.......................  Since Inception

------------
UBS FUNDS
------------

                                                           ----------------
                                                                  UBS FUNDS
                                                           ----------------

                               --------------------
                               Notice of
                               Special Meetings
                               to be held on
                               December 21, 2005
                               and
                               Proxy Statement
                               --------------------

                           VOTE THIS PROXY CARD TODAY!
                             YOUR VOTE IS IMPORTANT.

                                        Your Proxy Vote is important!

                                        And now you can Vote your Proxy over
                                        the TELEPHONE or the INTERNET.

                                        It saves Time! Telephone and Internet
                                        voting are instantaneous - 24 hours a
                                        day.

                                        It's Easy! Just follow these simple
                                        steps:

                                        1. Read your proxy statement and have
                                        it at hand.

                                        2. Call toll-free 1-866-241 6192 FROM
                                        WITHIN THE UNITED STATES (SHAREHOLDERS
                                        CALLING FROM OUTSIDE THE UNITED STATES
                                        SHOULD CALL COLLECT THE FOLLOWING U.S.
                                        NUMBER 1-212-805-7309 INSTEAD) OR GO TO
                                        WEBSITE: https://vote.proxy-direct.com

                                        3. Follow the recorded or on-screen
                                        directions.

                                        4. Do NOT mail your Proxy Card when
                                        you vote by Telephone or over the
                                        Internet.




PROXY                               UBS FUNDS                              PROXY
                       SPECIAL MEETING(S) OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 21, 2005

The undersigned hereby appoints as proxies Keith A. Weller and Cynthia Carney, and each of them (with full power of substitution) to vote for the undersigned all shares of the undersigned in the UBS fund(s) indicated on the other side of this card at the Special Meeting(s) of Shareholders to be held at the time(s) indicated in the proxy statement, on December 21, 2005, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6028, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" EACH OF THE NOMINEES UNDER THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE SPECIAL MEETING(S) ABOUT WHICH THE PROXIES WERE NOT AWARE PRIOR TO THE TIME OF SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXIES TO VOTE IN THEIR DISCRETION. Please indicate your vote(s) on the reverse side of this card, date and sign it and return it in the enclosed envelope.

                          VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE (WITHIN US): 1-866-241 6192 VOTE VIA THE TELEPHONE (OUTSIDE US): US 1-212-805-7309
                          ----------------------------------------------------
                          |                                                   |
                          ----------------------------------------------------

                          NOTE: If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

                          ------------------------------------------------
                          Signature

                          ------------------------------------------------
                          Signature (if held jointly)

                          ------------------------------------------, 2005
                          Date                                   UBS_15618

                      EACH SHAREHOLDER'S VOTE IS IMPORTANT
                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


Trust/Company Name Drop In 1
          Fundname Drop In 1       325417.254

Trust/Company Name Drop In 2
          Fundname Drop In 1       8572.123

Trust/Company Name Drop In 3
          Fundname Drop In 1       12.258
          Fundname Drop In 2       954784572.000

Trust/Company Name Drop In 4
          Fundname Drop In 1       147147.258
          Fundname Drop In 2       321654.258
          Fundname Drop In 3       9.254





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF THE FUND(S) NAMED HEREIN.

WHEN PROPERLY SIGNED, THE PROXY WILL BE VOTED AS INSTRUCTED BELOW. IF NO INSTRUCTION IS GIVEN FOR A PROPOSAL, A VOTE WILL BE MADE "FOR" EACH OF THE NOMINEES.

TO VOTE, MARK THE BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE: |X|

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

1.  TO ELECT BOARD MEMBERS:

01.  Richard Q. Armstrong    02.  David J. Beaubien  03.  Alan S. Bernikow              04.  Richard R. Burt
05.  Meyer Feldberg          06.  Bernard H. Garil   07.  Heather Richardson Higgins    08.  William D. White

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

                                   FOR     WITHHOLD      FOR ALL
                                   ALL       ALL         EXCEPT
Trust/Company Name Drop In 1       |_|       |_|           |_|   ______________
Trust/Company Name Drop In 2       |_|       |_|           |_|   ______________
Trust/Company Name Drop In 3       |_|       |_|           |_|   ______________
Trust/Company Name Drop In 4       |_|       |_|           |_|   ______________


                                                                       UBS_15618
            PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS PROXY AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.